Exhibit 4.9

The business combination described in this document involve securities of a Japanese company. The business combination is subject to disclosure requirements of Japan that are different from those of the United States. Certain financial information included in this document was excerpted from financial statements prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in Japan and some or all of their officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than under the business combination, such as in the open market or through privately negotiated purchases.

Share Exchange Agreement

CUMICA CORPORATION (“CUMICA”) and SYLA Technologies Co., Ltd. (“SYLA”) enter into a Share Exchange Agreement (this “Agreement”) as follows on December 2, 2024 (the “Execution Date”):

Article 1. Share Exchange

CUMICA and SYLA shall conduct a share exchange (the “Share Exchange”) in accordance with the provisions of this Agreement whereby CUMICA becomes the share exchange wholly-owning parent company of SYLA and SYLA becomes the share exchange wholly-owned subsidiary of CUMICA, and CUMICA shall acquire all of the issued shares of SYLA.

Article 2. Trade Names and Addresses of the Share Exchange Wholly-Owning Parent Company and the Share Exchange Wholly-Owned Subsidiary

The trade names and addresses of CUMICA (the share exchange wholly-owning parent company) and SYLA (the share exchange wholly-owned subsidiary) are as follows:

(1)	CUMICA (the share exchange wholly-owning parent company)

Trade name: CUMICA CORPORATION

Address: 389-1, Kinmeicho, Soka-shi, Saitama, Japan

(2)	SYLA Technologies Co., Ltd. (the share exchange wholly-owned subsidiary)

Trade name: SYLA Technologies Co., Ltd.

Address: 1-1-39, Hiroo, Shibuya-ku, Tokyo, Japan

Article 3. Shares Delivered upon the Share Exchange and Allotment Thereof

1.	CUMICA shall, upon the Share Exchange, deliver to the shareholders of SYLA listed in the shareholder register at the time immediately prior to the acquisition of all of the issued shares of SYLA by CUMICA via the Share Exchange (the “Record Time”) (such shareholders in this Article 3 mean existing shareholders, excluding CUMICA, after the cancellation of treasury shares of SYLA pursuant to Article 8 hereof), in exchange for shares of SYLA held by such shareholders, common shares of CUMICA in the number calculated by multiplying the total number of shares of SYLA held by such shareholders by 110.

2.	With respect to the allotment of common shares of CUMICA to be delivered pursuant to the preceding paragraph, CUMICA shall allot common shares of CUMICA to each shareholder of SYLA listed in the shareholder register at the Record Time in the number calculated by multiplying the total number of shares of SYLA held by each of such shareholders by 110.

Article 4. Stock Acquisition Rights Delivered upon the Share Exchange and Allotment Thereof

1.	CUMICA shall, upon the Share Exchange, deliver to the holders of each stock acquisition right of SYLA listed in “Class of the Stock Acquisition Rights of SYLA held by the Holders Thereof” of Exhibit 1 at the Record Time, in exchange for such stock acquisition rights held by such holders, respective corresponding stock acquisition rights of CUMICA listed in “Class of the Corresponding Stock Acquisition Rights” of Exhibit 1 (collectively the “Corresponding Stock Acquisition Rights”) in the number calculated by multiplying the total number of each class of such stock acquisition rights of SYLA by the number set forth in “Number of the Corresponding Stock Acquisition Rights” in Exhibit 1.

2.	With respect to the allotment of the Corresponding Stock Acquisition Rights to be delivered pursuant to the preceding paragraph, CUMICA shall allot each class of the Corresponding Stock Acquisition Rights listed in “Class of the Corresponding Stock Acquisition Rights” of Exhibit 1 to each of the holders of the stock acquisition rights of SYLA listed in “Class of the Stock Acquisition Rights of SYLA held by the Holders Thereof” of Exhibit 1 at the Record Time in the number set forth in “Number of he Corresponding Stock Acquisition Rights” in Exhibit 1 per such stock acquisition rights of SYLA held by such holder.

Article 5. Amounts of Stated Capital and Reserves of CUMICA

The amounts of the stated capital and reserves of CUMICA to be increased upon the Share Exchange shall be appropriately determined by CUMICA pursuant to Article 39 of the Companies Accounting Rules.

Article 6. Effective Date

The date on which the Share Exchange becomes effective (the” Effective Date”) shall be June 1, 2025; provided, however, that the parties may change the date upon mutual consultation and agreement if such change becomes necessary in the procedures for the Share Exchange or for other reasons.

Article 7. Approval of General Meeting of Shareholders

CUMICA and SYLA shall hold their general meeting of shareholders respectively on February 14, 2025 or the date separately agreed by the parties whereby CUMICA and SYLA shall each request to adopt resolutions for approval of this Agreement and matters necessary for the Share Exchange; provided, however, that the parties may change the procedures stipulated in this Article 7 upon mutual consultation if such change becomes necessary in the procedures for the Share Exchange or for other reasons.

Article 8. Cancellation of SYLA’s Treasury Shares

SYLA shall, at the Record Time, cancel all of its treasury shares it holds at the Record Time (including treasury shares to be acquired by purchasing its shares as a result of exercise in the Share Exchange of the appraisal rights by its dissenting shareholders pursuant to Article 785 of the Companies Act) by the resolution of its board of directors held no later than the date immediately prior to the Effective Date.

Article 9. Due Care of a Prudent Manager

From the Execution Date until the Effective Date, CUMICA and SYLA shall each conduct their respective business and manage and operate their respective property with the due care required of a prudent manager, and shall, unless otherwise provided in this Agreement, conduct an act that has a material impact on their own financial condition, operating result, business or rights or obligations or an act that has a material impact on the execution of the Share Exchange upon mutual consultation and agreement.

Article 10. Distributions of Surplus

1.	CUMICA shall not hereafter distribute any surplus the record date of which is prior to the Effective Date other than distributions to its shareholders recorded on November 30, 2024 no more than 2 yen per share or distributions to its shareholders recorded on May 31, 2025 no more than 2 yen per share.

2.	SYLA shall not hereafter distribute any surplus the record date of which is prior to the Effective Date other than distribution to its shareholders recorded on December 31, 2024 no more than 450 yen per share.

Article 11. Amendment to and Termination of this Agreement

For the period from the Execution Date to the day before the Effective Date, the parties may, upon mutual consultation and agreement, amend terms and conditions of, or terminate, this Agreement in the case of any event that materially changes the financial or operating condition of either party due to force majeure or other reasons, or in case of any event that materially interferes with the execution of the Share Exchange.

Article 12. Effect of this Agreement

This Agreement shall cease to be effective in the case of any of the following events:

(1)	Resolutions for approval provided in Article 7 hereof have not been adopted at general meetings of shareholders in CUMICA or SYLA on or prior to the immediately preceding date of the Effective Date;

(2)	Any approval or the like by the relevant governmental authority required under domestic or foreign applicable laws and regulations has not been obtained (or any notification submitted has not become effective) on or prior to the immediately preceding date of the Effective Date; or

(3)	This Agreement terminates pursuant to Article 11 of this Agreement.

Article 13. Governing Law and Jurisdiction

1.	This Agreement is governed by and construed in accordance with the laws of Japan.

2.	Tokyo District Court shall have exclusive jurisdiction as the court of first instance with respect to any dispute arising between CUMICA and SYLA in relation to this Agreement.

Article 14. Consultation in Good Faith

In the case of any matter necessary for the Share Exchange but not provided in this Agreement, CUMICA and SYLA shall mutually consult and decide such matter in accordance with the purpose of this Agreement.

In witness whereof, both parties have executed this Agreement by affixing their name and seal or signing, in duplicate, and each party shall retain one original.

December 2, 2024

CUMICA:
CUMICA CORPORATION

/s/
Hironori Iijima,
Representative Director

SYLA:
SYLA Technologies Co., Ltd.

/s/
Yoshiyuki Yuto,
Representative Director

Exhibit 1

Corresponding Stock Acquisition Rights

Class of the Stock Acquisition Rights of SYLA held by the Holders Thereof	Class of Corresponding Stock Acquisition Rights	Number of the Corresponding Stock Acquisition Rights
SYLA Technologies Co., Ltd. 1st Stock Acquisition Rights (Exhibit 1-1-1)	SYLA Holdings Co., Ltd. 1st Stock Acquisition Rights (Exhibit 1-1-2)	1
SYLA Technologies Co., Ltd. 4th Stock Acquisition Rights (Exhibit 1-2-1)	SYLA Holdings Co., Ltd. 2nd Stock Acquisition Rights (Exhibit 1-2-2)	1
SYLA Technologies Co., Ltd. 5th Stock Acquisition Rights (Exhibit 1-3-1)	SYLA Holdings Co., Ltd. 3rd Stock Acquisition Rights (Exhibit 1-3-2)	1
SYLA Technologies Co., Ltd. 6th Stock Acquisition Rights (Exhibit 1-4-1)	SYLA Holdings Co., Ltd. 4th Stock Acquisition Rights (Exhibit 1-4-2)	1
SYLA Technologies Co., Ltd. 7th Stock Acquisition Rights (Exhibit 1-5-1)	SYLA Holdings Co., Ltd. 5th Stock Acquisition Rights (Exhibit 1-5-2)	1
SYLA Technologies Co., Ltd. 8th Stock Acquisition Rights (Exhibit 1-6-1)	SYLA Holdings Co., Ltd. 6th Stock Acquisition Rights (Exhibit 1-6-2)	1
SYLA Technologies Co., Ltd. 9th Stock Acquisition Rights (Exhibit 1-7-1)	SYLA Holdings Co., Ltd. 7th Stock Acquisition Rights (Exhibit 1-7-2)	1
SYLA Technologies Co., Ltd. 10th Stock Acquisition Rights (Exhibit 1-8-1)	SYLA Holdings Co., Ltd. 8th Stock Acquisition Rights (Exhibit 1-8-2)	1

Exhibit 1-1-1

SYLA Technologies Co., Ltd.

1st Stock Acquisition Rights

1.	Class and number of shares underlying Stock Acquisition Rights

Common shares of the Company: 13200 shares

The number of subject shares to be granted (the “Number of Granted Shares”) is 100 common shares of the Company.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment, and a fraction of a share as a result of adjustment is rounded down.

2.	Value of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 8,000 yen.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted in proportion of ratio of the stock split or stock consolidation and according to the following formula, and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

In addition, in case of merger or the like or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such merger or the like or allotment.

3.	Exercise period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from the next day of 2nd anniversary of the resolution date for the issuance of the Stock Acquisition Rights (May 23, 2014) to April 30, 2027; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Holders of the Stock Acquisition Rights (the “Holder(s)”) are directors, officers, or employees of the Company, its subsidiaries, or related companies at the time of exercise of the Stock Acquisition Rights.

5.	Matters concerning Capital and Capital Reserve to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on acquisition of Stock Acquisition Rights by transfer

Acquisition of stock acquisition rights by transfer needs to be approved by the Company.

7.	Terms of acquisition of Stock Acquisition Rights

(1)	If a holder who was allotted the Stock Acquisition Rights resigns from a director, auditor, or employee of the Company, its subsidiaries, or related companies (excluding resignation due to expiration of the term or mandatory retirement) the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders or the like and a director of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If a director of the Company determines that it is not appropriate for a holder who was allotted the Stock Acquisition Rights to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the director separately determines without consideration.

8.	Grant of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction arising out of exercise of Stock Acquisition Rights

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-1-2

SYLA Holdings Co., Ltd.

1st Stock Acquisition Rights

1.	Class and number of shares underlying Stock Acquisition Rights

The number of subject shares to be granted (the “Number of Granted Shares”) is 11,000 common shares of the Company.

The Number of Granted Shares are adjusted in following events. The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment and a fraction less than 1 share arising out thereof is rounded down.

(1)	Stock split or a stock consolidation:

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

(2)	Merger etc.:

If the Company carries out Merger etc. (hereafter refers to merger, company split, share-to-share exchange, and share-to-share transfer) or allotment of shares without contribution, or if adjustment of the Number of Granted Shares is necessary, the Company may adjust the Number of Granted Shares to reasonable extent.

2.	Value of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 73 yen.

Notwithstanding the foregoing, the Exercise Price may be adjusted in the following events and a fraction less than 1 yen is rounded up.

(1)	Stock split or a stock consolidation:

In case of a stock split or a stock consolidation, the Exercise Price is adjusted in accordance with the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

(2)	Issuance of new shares or disposal of treasury shares etc. lower than the Exercise Price:

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

(3)	Merger etc.:

In addition, in case of Merger etc. or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such Merger etc. or allotment.

3.	Exercise period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from June 1, 2025 to April 30, 2027; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Holders of the Stock Acquisition Rights (the “Holder(s)”) are directors (including Audit and Supervisory Committee Members), officers, or employees of the Company, its subsidiaries, or related companies at the time of exercise of the Stock Acquisition Rights.

5.	Matters concerning Capital and Capital Reserve to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on acquisition etc. of Stock Acquisition Rights by transfer etc.

Transfer, pledging, establishment of collaterals, or other disposal of stock acquisition rights by transfer needs to be approved by the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

(1)	If a holder of the Stock Acquisition Rights resigns from a director (including Audit and Supervisory Committee Members), auditor, or employee of the Company, its subsidiaries, or related companies (excluding resignation due to expiration of the term or mandatory retirement) the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders and the Board of Directors of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If the Board of Directors of the Company determines that it is not appropriate for a holder of the Stock Acquisition Rights to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the Board of Directors separately determines without consideration.

8.	Grant of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction arising out of exercise of Stock Acquisition Rights

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-2-1

SYLA Technologies Co., Ltd.

4th Stock Acquisition Rights

1.	Class and number of shares underlying Stock Acquisition Rights

Common shares of the Company: 200 shares

The number of subject shares to be granted (the “Number of Granted Shares”) is 100 common shares of the Company.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment, and a fraction of a share as a result of adjustment is rounded down.

2.	Value of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 11,600 yen.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted in proportion of ratio of the stock split or stock consolidation and according to the following formula, and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

In addition, in case of merger or the like or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such merger or the like or allotment.

3.	Exercise Period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from the date for the issuance of the Stock Acquisition Rights to May 31, 2027; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Holders of the Stock Acquisition Rights (the “Holder(s)”) are directors, officers, or employees of the Company, its subsidiaries, or related companies at the time of exercise of the Stock Acquisition Rights.

5.	Matters concerning Capital and Capital Reserve to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on acquisition of Stock Acquisition Rights by transfer

Acquisition of stock acquisition rights by transfer needs to be approved by the Company.

7.	Terms of acquisition of Stock Acquisition Rights

(1)	If a holder who was allotted the Stock Acquisition Rights resigns from a director, auditor, or employee of the Company, its subsidiaries, or related companies (excluding resignation due to expiration of the term or mandatory retirement) the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders or the like and a director of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If a director of the Company determines that it is not appropriate for a holder who was allotted the Stock Acquisition Rights to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the director separately determines without consideration.

8.	Grant of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction arising out of exercise of Stock Acquisition Rights

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

Exhibit 1-2-2

SYLA Holdings Co., Ltd.

2nd Stock Acquisition Rights

1.	Class and number of shares underlying Stock Acquisition Rights

The number of subject shares to be granted (the “Number of Granted Shares”) is 11,000 common shares of the Company.

The Number of Granted Shares are adjusted in following events. The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment and a fraction less than 1 share arising out thereof is rounded down.

(1)	Stock split or a stock consolidation:

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

(2)	Merger etc.:

If the Company carries out Merger etc. (hereafter refers to merger, company split, share-to-share exchange, and share-to-share transfer) or allotment of shares without contribution, or if adjustment of the Number of Granted Shares is necessary, the Company may adjust the Number of Granted Shares to reasonable extent.

2.	Value of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 106 yen.

Notwithstanding the foregoing, the Exercise Price may be adjusted in the following events and a fraction less than 1 yen is rounded up.

(1)	Stock split or a stock consolidation:

In case of a stock split or a stock consolidation, the Exercise Price is adjusted in accordance with the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

(2)	Issuance of new shares or disposal of treasury shares etc. lower than the Exercise Price:

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

(3)	Merger etc.:

In addition, in case of Merger etc. or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such Merger etc. or allotment.

3.	Exercise period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from June 1, 2025 to May 31, 2027; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Holders of the Stock Acquisition Rights (the “Holder(s)”) are directors (including Audit and Supervisory Committee Members), officers, or employees of the Company, its subsidiaries, or related companies at the time of exercise of the Stock Acquisition Rights.

5.	Matters concerning Capital and Capital Reserve to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on acquisition etc. of Stock Acquisition Rights by transfer

Transfer, pledging, establishment of collaterals, or other disposal of stock acquisition rights by transfer needs to be approved by the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

(1)	If the Holder resigns from a director (including Audit and Supervisory Committee Members), auditor, or employee of the Company, its subsidiaries, or related companies (excluding resignation due to expiration of the term or mandatory retirement) the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Board of Directors of the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders and the Board of Directors of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If the Board of Directors of the Company determines that it is not appropriate for the Holder to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the Board of Directors separately determines without consideration.

8.	Grant of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction arising out of exercise of Stock Acquisition Rights

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-3-1

SYLA Technologies Co., Ltd.

5th Stock Acquisition Rights

1.	Class and number or method for calculation of shares underlying Stock Acquisition Rights

Common shares of the Company: 28300 shares

The number of subject shares to be granted (the “Number of Granted Shares”) is 100 common shares of the Company.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment, and a fraction of a share as a result of adjustment is rounded down.

2.	Value or method for calculation of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 8,000 yen.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted in proportion of ratio of the stock split or stock consolidation and according to the following formula, and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

In addition, in case of merger or the like or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such merger or the like or allotment.

3.	Exercise Period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from October 1, 2017 to April 30, 2027; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Holders of the Stock Acquisition Rights (the “Holder(s)”) are directors, officers, or employees of the Company, its subsidiaries, or related companies at the time of exercise of the Stock Acquisition Rights.

5.	Amount Capital to increase etc. in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on acquisition of Stock Acquisition Rights by transfer

Acquisition of stock acquisition rights by transfer needs to be approved by the Company.

7.	Grounds and terms of acquisition of Stock Acquisition Rights by the Company

(1)	If a holder who was allotted the Stock Acquisition Rights dies, the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders or the like and the Board of Directors of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If the Board of Directors of the Company determines that it is not appropriate for a holder who was allotted the Stock Acquisition Rights to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the Board of Directors separately determines without consideration.

8.	Grant of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-3-2

SYLA Holdings Co., Ltd.

3rd Stock Acquisition Rights

1.	Class and number or method for calculation of shares underlying Stock Acquisition Rights

The number of subject shares to be granted (the “Number of Granted Shares”) is 11,000 common shares of the Company.

The Number of Granted Shares are adjusted in following events. The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment and a fraction less than 1 share arising out thereof is rounded down.

(1)	Stock split or a stock consolidation:

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

(2)	Merger etc.:

If the Company carries out Merger etc. (hereafter refers to merger, company split, share-to-share exchange, and share-to-share transfer) or allotment of shares without contribution, or if adjustment of the Number of Granted Shares is necessary, the Company may adjust the Number of Granted Shares to reasonable extent.

2.	Value or method for calculation of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 73 yen.

Notwithstanding the foregoing, the Exercise Price may be adjusted in the following events and a fraction less than 1 yen is rounded up.

(1)	Stock split or a stock consolidation:

In case of a stock split or a stock consolidation, the Exercise Price is adjusted in accordance with the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

(2)	Issuance of new shares or disposal of treasury shares etc. lower than the Exercise Price:

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

(3)	Merger etc.:

In addition, in case of Merger etc. or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such Merger etc. or allotment.

3.	Exercise period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from June 1, 2025 to April 30, 2027; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Holders of the Stock Acquisition Rights (the “Holder(s)”) are directors (including Audit and Supervisory Committee Members), officers, or employees of the Company, its subsidiaries, or related companies at the time of exercise of the Stock Acquisition Rights.

5.	Amount of Capital to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on acquisition of Stock Acquisition Rights by transfer

Transfer, pledging, establishment of collaterals, or other disposal of stock acquisition rights by transfer needs to be approved by the Board of Directors of the Company.

7.	Grounds and terms of acquisition of Stock Acquisition Rights by the Company

(1)	If the Holder resigns from a director (including Audit and Supervisory Committee Members), auditor, or employee of the Company, its subsidiaries, or related companies (excluding resignation due to expiration of the term or mandatory retirement) the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders and the Board of Directors of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If the Board of Directors of the Company determines that it is not appropriate for the Holder to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the Board of Directors separately determines without consideration.

8.	Handling of fraction arising out of exercise of Stock Acquisition Rights

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-4-1

SYLA Technologies Co., Ltd.

6th Stock Acquisition Rights

1.	Class and number of shares underlying Stock Acquisition Rights

Common shares of the Company: 415 shares

The number of subject shares to be granted (the “Number of Granted Shares”) is 1 common shares of the Company.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment, and a fraction of a share as a result of adjustment is rounded down.

2.	Value of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 33,320 yen.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted in proportion of ratio of the stock split or stock consolidation and according to the following formula, and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

In addition, in case of merger or the like or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such merger or the like or allotment.

3.	Exercise Period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from the next day of the 2nd anniversary after the resolution date for the issuance of the Stock Acquisition Rights (March 26, 2018) to February 28, 2028; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Holders of the Stock Acquisition Rights (the “Holder(s)”) are directors, officers, auditors, or employees of the Company, its subsidiaries, or related companies at the time of exercise of the Stock Acquisition Rights. Notwithstanding the foregoing, heirs of the Holder may exercise the Stock Acquisition Rights in accordance with procedures provided in this Article during the period of 1 year from the inheritance if a Holder dies during the exercise period; provided, however, that; such heirs may not succeed a Stock Acquisition Right dividedly. If such heirs die, heirs of such heirs may not succeed the Stock Acquisition Rights.

5.	Matters concerning Capital and Capital Reserve to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on transfer of Stock Acquisition Rights

Acquisition of stock acquisition rights by transfer needs to be approved by the Company.

7.	Terms of acquisition of Stock Acquisition Rights upon Reorganization by the Company

(1)	If a holder who was allotted the Stock Acquisition Rights resigns from a director, auditor, or employee of the Company, its subsidiaries, or related companies (excluding resignation due to expiration of the term or mandatory retirement) the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders or the like and a director of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If a director of the Company determines that it is not appropriate for a holder who was allotted the Stock Acquisition Rights to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the director separately determines without consideration.

8.	Handling of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the holders of the Stock Acquisition Rights.

9.	Handling of fraction arising out of exercise of Stock Acquisition Rights

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-4-2

SYLA Holdings Co., Ltd.

4th Stock Acquisition Rights

1.	Class and number of shares underlying Stock Acquisition Rights

The number of subject shares to be granted (the “Number of Granted Shares”) is 110 common shares of the Company.

The Number of Granted Shares are adjusted in following events. The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment and a fraction less than 1 share arising out thereof is rounded down.

(1)	Stock split or a stock consolidation:

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

(2)	Merger etc.:

If the Company carries out Merger etc. (hereafter refers to merger, company split, share-to-share exchange, and share-to-share transfer) or allotment of shares without contribution, or if adjustment of the Number of Granted Shares is necessary, the Company may adjust the Number of Granted Shares to reasonable extent.

2.	Value of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 303 yen.

Notwithstanding the foregoing, the Exercise Price may be adjusted in the following events and a fraction less than 1 yen is rounded up.

(1)	Stock split or a stock consolidation:

In case of a stock split or a stock consolidation, the Exercise Price is adjusted in accordance with the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

(2)	Issuance of new shares or disposal of treasury shares etc. lower than the Exercise Price:

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

(3)	Merger etc.:

In addition, in case of Merger etc. or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such Merger etc. or allotment.

3.	Exercise period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from June 1, 2025 to February 28, 2028; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Holders of the Stock Acquisition Rights (the “Holder(s)”) are directors (including Audit and Supervisory Committee Members), auditors, officers, or employees of the Company, its subsidiaries, or related companies at the time of exercise of the Stock Acquisition Rights. Notwithstanding the foregoing, heirs of the Holder may exercise the Stock Acquisition Rights in accordance with procedures provided in this Article during the period of 1 year from the inheritance if a Holder dies during the exercise period; provided, however, that; such heirs may not succeed a Stock Acquisition Right dividedly and that; such heirs may not exercise the Stock Acquisition Rights if the Holder dies prior to the exercise period. If such heirs die, heirs of such heirs may not succeed the Stock Acquisition Rights.

5.	Matters concerning Capital and Capital Reserve to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on acquisition etc. of Stock Acquisition Rights by transfer

Transfer, pledging, establishment of collaterals, or other disposal of stock acquisition rights by transfer needs to be approved by the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

(1)	If the Holder dies the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Board of Directors of the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders and the Board of Directors of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If the Board of Directors of the Company determines that it is not appropriate for the Holder to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the Board of Directors separately determines without consideration.

8.	Grant of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction arising out of exercise of Stock Acquisition Rights

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-5-1

SYLA Technologies Co., Ltd.

7th Stock Acquisition Rights

1.	Class and number of shares underlying Stock Acquisition Rights

Common shares of the Company: 810 shares

The number of subject shares to be granted (the “Number of Granted Shares”) is 1 common shares of the Company.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment, and a fraction of a share as a result of adjustment is rounded down.

2.	Value of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 45,140 yen.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted in proportion of ratio of the stock split or stock consolidation and according to the following formula, and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

In addition, in case of merger or the like or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such merger or the like or allotment.

3.	Exercise Period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from the next day of the 2nd anniversary after the resolution date for the issuance of the Stock Acquisition Rights to July 31, 2030; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Holders of the Stock Acquisition Rights (the “Holder(s)”) are directors, officers, auditors, or employees of the Company, its subsidiaries, or related companies at the time of exercise of the Stock Acquisition Rights. Notwithstanding the foregoing, heirs of the Holder may exercise the Stock Acquisition Rights in accordance with procedures provided in this Article during the period of 1 year from the inheritance if a Holder dies during the exercise period; provided, however, that; such heirs may not succeed a Stock Acquisition Right dividedly and that; such heirs may not exercise the Stock Acquisition Rights if the Holder dies prior to the exercise period. If such heirs die, heirs of such heirs may not succeed the Stock Acquisition Rights.

5.	Matters concerning Capital and Capital Reserve to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on transfer of Stock Acquisition Rights

Acquisition of stock acquisition rights by transfer needs to be approved by the Company.

7.	Terms of acquisition of Stock Acquisition Rights upon Reorganization by the Company

(1)	If a holder who was allotted the Stock Acquisition Rights resigns from a director, auditor, or employee of the Company, its subsidiaries, or related companies (excluding resignation due to expiration of the term or mandatory retirement) the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders or the like and a director of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If a director of the Company determines that it is not appropriate for a holder who was allotted the Stock Acquisition Rights to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the director separately determines without consideration.

8.	Handling of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction arising out of exercise of Stock Acquisition Rights

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-5-2

SYLA Holdings Co., Ltd.

5th Stock Acquisition Rights

1.	Class and number of shares underlying Stock Acquisition Rights

The number of subject shares to be granted (the “Number of Granted Shares”) is 110 common shares of the Company.

The Number of Granted Shares are adjusted in following events. The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment and a fraction less than 1 share arising out thereof is rounded down.

(1)	Stock split or a stock consolidation:

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

(2)	Merger etc.:

If the Company carries out Merger etc. (hereafter refers to merger, company split, share-to-share exchange, and share-to-share transfer) or allotment of shares without contribution, or if adjustment of the Number of Granted Shares is necessary, the Company may adjust the Number of Granted Shares to reasonable extent.

2.	Value of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 411 yen.

Notwithstanding the foregoing, the Exercise Price may be adjusted in the following events and a fraction less than 1 yen is rounded up.

(1)	Stock split or a stock consolidation:

In case of a stock split or a stock consolidation, the Exercise Price is adjusted in accordance with the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

(2)	Issuance of new shares or disposal of treasury shares etc. lower than the Exercise Price:

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

(3)	Merger etc.:

In addition, in case of Merger etc. or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such Merger etc. or allotment.

3.	Exercise period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from June 1, 2025 to July 31, 2030; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Holders of the Stock Acquisition Rights (the “Holder(s)”) are directors (including Audit and Supervisory Committee Members), auditors, officers, or employees of the Company, its subsidiaries, or related companies at the time of exercise of the Stock Acquisition Rights. Notwithstanding the foregoing, heirs of the Holder may exercise the Stock Acquisition Rights in accordance with procedures provided in this Article during the period of 1 year from the inheritance if a Holder dies during the exercise period; provided, however, that; such heirs may not succeed a Stock Acquisition Right dividedly and that; such heirs may not exercise the Stock Acquisition Rights if the Holder dies prior to the exercise period. If such heirs die, heirs of such heirs may not succeed the Stock Acquisition Rights.

5.	Matters concerning Capital and Capital Reserve to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on acquisition etc. of Stock Acquisition Rights by transfer

Transfer, pledging, establishment of collaterals, or other disposal of stock acquisition rights by transfer needs to be approved by the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

(1)	If the Holder dies the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders and the Board of Directors of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If the Board of Directors of the Company determines that it is not appropriate for the Holder to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the Board of Directors separately determines without consideration.

8.	Grant of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split under which the Company will be the subsidiary, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction arising out of exercise of Stock Acquisition Rights

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-6-1

SYLA Technologies Co., Ltd.

8th Stock Acquisition Rights

1.	Class and number of shares underlying Stock Acquisition Rights

Common shares of the Company: 50 shares

The number of subject shares to be granted (the “Number of Granted Shares”) is 1 common shares of the Company.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment, and a fraction of a share as a result of adjustment is rounded down.

2.	Value of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 48,060 yen.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted in proportion of ratio of the stock split or stock consolidation and according to the following formula, and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula and a fraction less than 1 yen is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

In addition, in case of merger or the like or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such merger or the like or allotment.

3.	Exercise Period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from the next day of the 2nd anniversary after the resolution date for the issuance of the Stock Acquisition Rights to July 31, 2031; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Heirs of a holder of the Stock Acquisition Rights (the “Holder(s)”) may exercise the Stock Acquisition Rights in accordance with procedures provided in this Article during the period of 1 year from the inheritance if the Holder dies during the exercise period; provided, however, that; such heirs may not succeed a Stock Acquisition Right dividedly and that; such heirs may not exercise the Stock Acquisition Rights if the Holder dies prior to the exercise period. If such heirs die, heirs of such heirs may not succeed the Stock Acquisition Rights.

5.	Matters concerning Capital and Capital Reserve to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on transfer of Stock Acquisition Rights

Acquisition of stock acquisition rights by transfer needs to be approved by the Company.

7.	Terms of acquisition of Stock Acquisition Rights upon Reorganization by the Company

(1)	If a holder who was allotted the Stock Acquisition Rights resigns from a director, auditor, or employee of the Company, its subsidiaries, or related companies (excluding resignation due to expiration of the term or mandatory retirement) the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders or the like and a director of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If a director of the Company determines that it is not appropriate for a holder who was allotted the Stock Acquisition Rights to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the director separately determines without consideration.

8.	Handling of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction arising out of exercise of Stock Acquisition Rights

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-6-2

SYLA Holdings Co., Ltd.

6th Stock Acquisition Rights

1.	Class and number of shares underlying Stock Acquisition Rights

The number of subject shares to be granted (the “Number of Granted Shares”) is 110 common shares of the Company.

The Number of Granted Shares are adjusted in following events. The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment and a fraction less than 1 share arising out thereof is rounded down.

(1)	Stock split or a stock consolidation:

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

(2)	Merger etc.:

If the Company carries out Merger etc. (hereafter refers to merger, company split, share-to-share exchange, and share-to-share transfer) or allotment of shares without contribution, or if adjustment of the Number of Granted Shares is necessary, the Company may adjust the Number of Granted Shares to reasonable extent.

2.	Value of property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the number of shares to be granted upon exercise of the Stock Acquisition Rights.

The initial Exercise Price is 437 yen.

Notwithstanding the foregoing, the Exercise Price may be adjusted in the following events and a fraction less than 1 yen is rounded up.

(1)	Stock split or a stock consolidation:

In case of a stock split or a stock consolidation, the Exercise Price is adjusted in accordance with the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

(2)	Issuance of new shares or disposal of treasury shares etc. lower than the Exercise Price:

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights), the Exercise Price is adjusted according to the following formula.

Exercise Price after adjustment = Exercise Price before adjustment * (Number of outstanding shares + Number of newly issued shares * Amount of cash payable per share / Market value) / (Number of outstanding shares + Number of newly issued shares)

In the formula above, “Number of outstanding shares” means the number calculated by deducting the number of treasury shares from the total number of outstanding common shares of the Company and “Number of newly issued shares” is replaced by “Number of treasury shares to be disposed of” in the case of disposal of the treasury shares.

(3)	Merger etc.:

In addition, in case of Merger etc. or allotment of shares without contribution or other cases where the Exercise Price needs to be adjusted, the Exercise Price is adjusted to the reasonable extent taking into account of terms and conditions of such Merger etc. or allotment.

3.	Exercise period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from June 1, 2025 to July 31, 2031; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

Heirs of the holder of the Stock Acquisition Rights may exercise the Stock Acquisition Rights in accordance with procedures provided in this Article during the period of 1 year from the inheritance if a Holder dies during the exercise period; provided, however, that; such heirs may not succeed a Stock Acquisition Right dividedly and that; such heirs may not exercise the Stock Acquisition Rights if the Holder dies prior to the exercise period. If such heirs die, heirs of such heirs may not succeed the Stock Acquisition Rights.

5.	Matters concerning Capital and Capital Reserve to increase in case of issuance of shares due to exercise of Stock Acquisition Rights

The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount, and if a fraction less than 1 yen arises, such fraction is rounded up. The balance is recorded as Capital Reserve.

6.	Restriction on acquisition etc. of Stock Acquisition Rights by transfer

Transfer, pledging, establishment of collaterals, or other disposal of stock acquisition rights by transfer needs to be approved by the Board of Directors of the Company.

7.	Terms of acquisition of Stock Acquisition Rights

(1)	If a holder of the Stock Acquisition Rights dies the Company may acquire all or part of the Stock Acquisition Rights on the date separately determined by the Company without consideration.

(2)	Where a proposal of a merger agreement under which the Company will be disappearing company, a share-to-share exchange agreement, or share-to-share transfer plan is approved at a general meeting of shareholders and the Board of Directors of the Company determines the date of acquisition, the Company may acquire the Stock Acquisition Right on the date without consideration.

(3)	If the Board of Directors of the Company determines that it is not appropriate for a holder of the Stock Acquisition Rights to exercise the Stock Acquisition Rights, the Company may acquire the Stock Acquisition Right on the date the Board of Directors separately determines without consideration.

8.	Grant of Stock Acquisition Rights upon reorganization

If the Company carries out merger under which the Company will disappear, absorption-type company split under which the Company will split part of its rights and obligations, incorporation-type company split, share-to-share exchange, share-to-share transfer in accordance with resolutions of a general meeting of shareholders and the Board of Directors of the Company, the Company may grant stock acquisition rights of a company surviving such merger or other reorganization in accordance with provisions of the merger agreement or other reorganization agreements to the Holders.

9.	Handling of fraction arising out of exercise of Stock Acquisition Rights

Any fraction of less than 1 share in the shares is rounded down.

10.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-7-1

SYLA Technologies Co., Ltd.

9th Stock Acquisition Rights

1.	Class and method for calculation of shares underlying Stock Acquisition Rights

The type of subject shares per Stock Acquisition Right is common shares of the Company, and the number of subject shares of each Stock Acquisition Right (the “Number of Granted Shares”) is 1 common share of the Company; provided, however, that when common shares of the Company are first listed on a financial instrument exchange incorporated under laws of a foreign jurisdiction, the Number of Grant Shares is the number of outstanding common shares (including dilutive shares; the “Total Share Number”) of the Company as of the previous day of the listing date (the “Listing Date”) multiplied by 2% and divided by 5,771, where a fraction of a share is rounded down in the manner that the Number of Grant Shares is rounded down to the first decimal place and thereafter that a fraction of shares calculated by multiplying the number of exercised Stock Acquisition Rights by the Number of Grant Shares is rounded down.

If the Company carries out a stock split (including allotment of its common shares free of charge or stock dividend in kind; hereinafter the same shall apply to descriptions of stock splits) or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula (a fraction of a share as a result of adjustment is rounded down.):

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation

In addition, after the allotment date of the Stock Acquisition Rights, if the Company carries out a merger, company split, reduction in amount of stated capital, or in the cases where adjustment of the Number of Granted Shares becomes necessary in a similar manner to these circumstances, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment.

2.	Value or method for calculation of Property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the Number of Granted Shares.

The initial Exercise Price is USD 0.01.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted according to the following formula, a fraction less than USD 0.01 thereof is rounded up, and is converted into Japanese yen by the exchange rate on the date of exercise.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights, delivery of common shares of the Company in exchange for acquisition of shares with call option or shares with put option issued by the Company, and transfer of treasury shares via share-to-share exchange) after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted to the amount payable or the amount for disposal concerning such issuance or disposal, which becomes applicable as of the payment date for such issuance or disposal (if payment period is established, its final date).

3.	Exercise Period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is 10 years from the Listing Date (December 20, 2022); provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of exercise of Stock Acquisition Rights

A holder of Stock Acquisition Rights may exercise them during the periods in (i) through (v) below up to the numbers set forth in the said provisions including already-exercised Stock Acquisition Rights:

(i)	1 year from the Listing Date: a number, where the number of shares to be granted upon exercise of the Stock Acquisition Rights of such number reaches the Total Share Number of shares multiplied by 0.4%

(ii)	1 year from the 1st anniversary of the Listing Date: a number, where the number of shares to be granted upon exercise of the Stock Acquisition Rights of such number reaches the Total Share Number of shares multiplied by 0.8%

(iii)	1 year from the 2nd anniversary of the Listing Date: a number, where the number of shares to be granted upon exercise of the Stock Acquisition Rights of such number reaches the Total Share Number of shares multiplied by 1.2%

(iv)	1 year from the 3rd anniversary of the Listing Date: a number, where the number of shares to be granted upon exercise of the Stock Acquisition Rights of such number reaches the Total Share Number of shares multiplied by 1.6%

(v)	1 year from the 4th anniversary of the Listing Date: total number of the Stock Acquisition Rights the holder was allotted

(1)	The Stock Acquisition Rights may not be exercised if the number of outstanding shares of the Company exceeds the number of authorized shares by such exercise.

(2)	Less than 1 whole Stock Acquisition Right may not be exercised.

5.	Matters concerning Capital and Capital Reserve to increase

(1)	The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount to be calculated in accordance with paragraph 1, Article 17 of the Companies Accounting Rules, and if a fraction less than 1 arises, such fraction is rounded up.

(2)	The amount of Capital Reserve to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is an amount of the maximum Capital Increase Amount minus the Capital to increase set forth in (1) above.

6.	Restriction on acquisition of Stock Acquisition Rights by transfer

Acquisition of stock acquisition rights by transfer needs to be approved by resolution of the Board of Directors meeting of the Company.

7.	Treatment of Stock Acquisition Rights upon reorganization

If the Company carries out merger (limited to a case where the Company disappears by the merger), absorption-type company split, incorporation-type company split, share-to-share exchange, share-to-share transfer (collectively, “Reorganization”), stock acquisition rights of the stock company listed in (a) through (e), respectively, of item 8, paragraph 1, Article 236 of the Companies Act (the “Reorganization Subject Company”), in respective cases, are to be delivered to a stock acquisition right holder as of the effective date of the Reorganization based on the following terms; provided, however, that it shall be limited to cases where it is stipulated in the absorption-type merger agreement, the incorporation-type merge agreement, the absorption-type company split agreement, the plan for incorporation-type company split, the share-to-share exchange agreement or the plan for share-to-share transfer that stock acquisition rights of the Reorganization Subject Company are to be delivered in accordance with the following conditions.

(1)	Number of Stock Acquisition Rights of Reorganization Subject Company to be delivered

The same number as the number of the Stock Acquisition Rights held by a stock acquisition rights holder are to be delivered.

(2)	Type of Subject Shares of Stock Acquisition Rights of Reorganization Subject Company

Common shares of the Reorganization Subject Company

(3)	Number of Subject Shares of Stock Acquisition Rights of Reorganization Subject Company

To be determined in a similar manner to 1. above, taking into account the terms and conditions of the Reorganization

(4)	Amount of Asset to be Contributed upon Exercise of Stock Acquisition Rights

The amount of asset to be contributed upon exercise of each stock acquisition rights to be delivered is calculated by multiplying the amount of Exercise Price after the Reorganization to be obtained by adjustment, taking into account the terms and conditions of the Reorganization, to the Exercise Price set forth in 2. above by the number of subject shares of the stock acquisition rights of the Reorganization Subject Company to be determined in accordance with 7(3) above.

(5)	Exercise Period of Stock Acquisition Rights

From the initial day of the exercise period set forth in 3. above, or the effective date of the Reorganization, whichever is later, to the final day of the exercise period set forth in 3. above

(6)	Matters concerning Capital and Capital Reserve to Increase in the Cases where Shares are Issued upon Exercise of Stock Acquisition Rights

To be determined in a similar manner to 5. above

(7)	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Acquisition of stock acquisition rights by transfer needs to be approved by resolution of the Board of Directors meeting (or the Shareholders’ meeting in the cases where the Reorganization Subject Company is not a company with the Board of Directors) of the Reorganization Subject Company.

(8)	Other Conditions of Exercise of Stock Acquisition Rights

To be determined in a similar manner to 4. above

(9)	The Reorganization Subject Company determines other conditions.

8.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-7-2

SYLA Holdings Co., Ltd.

7th Stock Acquisition Rights

1.	Class and method for calculation of shares underlying Stock Acquisition Rights

The type of subject shares per Stock Acquisition Right is common shares of the Company, and the number of subject shares of each Stock Acquisition Right (the “Number of Granted Shares”) is 99 common shares of the Company.

The Number of Granted Shares are adjusted in following events. The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment and a fraction less than 1 share arising out thereof is rounded down.

(1)	Stock split or a stock consolidation:

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

(2)	Merger etc.:

If the Company carries out Merger etc. (hereafter refers to merger, company split, share-to-share exchange, and share-to-share transfer) or allotment of shares without contribution, or if adjustment of the Number of Granted Shares is necessary, the Company may adjust the Number of Granted Shares to reasonable extent.

2.	Value or method for calculation of Property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the Number of Granted Shares.

The initial Exercise Price is USD 0.00009.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted according to the following formula, a fraction less than USD 0. 00001 thereof is rounded up, and is converted into Japanese yen by the exchange rate on the date of exercise.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

If the Company issues new shares or disposes treasury shares with respect to common shares of the Company at an amount lower than the Exercise Price (except issuance of new shares and disposal of treasury shares pursuant to exercise of stock acquisition rights, delivery of common shares of the Company in exchange for acquisition of shares with call option or shares with put option issued by the Company, and transfer of treasury shares via share-to-share exchange) after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted to the amount payable or the amount for disposal concerning such issuance or disposal, which becomes applicable as of the payment date for such issuance or disposal (if payment period is established, its final date).

3.	Exercise Period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from June 1, 2025 to March 30, 2033; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of Exercise of Stock Acquisition Rights

A holder of Stock Acquisition Rights may exercise them during the periods in (i) through (iii) below up to the numbers set forth in the said provisions including already-exercised Stock Acquisition Rights:

(i)	From June 1, 2025 to March 30, 2026: a number, where the number of shares to be granted upon exercise of the Stock Acquisition Rights of such number reaches the Total Share Number of shares multiplied by 60%

(ii)	From March 31, 2026 to March 30, 2027: a number, where the number of shares to be granted upon exercise of the Stock Acquisition Rights of such number reaches the Total Share Number of shares multiplied by 80%

(iii)	From March 31, 2027: total number of the Stock Acquisition Rights the holder was allotted

(1)	The Stock Acquisition Rights may not be exercised if the number of outstanding shares of the Company exceeds the number of authorized shares by such exercise.

(2)	Less than 1 whole Stock Acquisition Right may not be exercised.

5.	Matters concerning Capital and Capital Reserve to increase

(1)	The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount to be calculated in accordance with paragraph 1, Article 17 of the Companies Accounting Rules, and if a fraction less than 1 arises, such fraction is rounded up.

(2)	The amount of Capital Reserve to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is an amount of the maximum Capital Increase Amount minus the Capital to increase set forth in (1) above.

6.	Restriction on Acquisition etc. of Stock Acquisition Rights by transfer

Transfer, pledging, establishment of collaterals, or other disposal of stock acquisition rights by transfer needs to be approved by the Board of Directors of the Company.

7.	Treatment of Stock Acquisition Rights upon reorganization

If the Company carries out merger (limited to a case where the Company disappears by the merger), absorption-type company split, incorporation-type company split, share-to-share exchange, share-to-share transfer (collectively, “Reorganization”), stock acquisition rights of the stock company listed in (a) through (e), respectively, of item 8, paragraph 1, Article 236 of the Companies Act (the “Reorganization Subject Company”), in respective cases, are to be delivered to a stock acquisition right holder as of the effective date of the Reorganization based on the following terms; provided, however, that it shall be limited to cases where it is stipulated in the absorption-type merger agreement, the incorporation-type merge agreement, the absorption-type company split agreement, the plan for incorporation-type company split, the share-to-share exchange agreement or the plan for share-to-share transfer that stock acquisition rights of the Reorganization Subject Company are to be delivered in accordance with the following conditions.

(1)	Number of Stock Acquisition Rights of Reorganization Subject Company to be delivered

The same number as the number of the Stock Acquisition Rights held by a stock acquisition rights holder are to be delivered.

(2)	Type of Subject Shares of Stock Acquisition Rights of Reorganization Subject Company

Common shares of the Reorganization Subject Company

(3)	Number of Subject Shares of Stock Acquisition Rights of Reorganization Subject Company

To be determined in a similar manner to 1. above, taking into account the terms and conditions of the Reorganization

(4)	Amount of Asset to be Contributed upon Exercise of Stock Acquisition Rights

The amount of asset to be contributed upon exercise of each stock acquisition rights to be delivered is calculated by multiplying the amount of Exercise Price after the Reorganization to be obtained by adjustment, taking into account the terms and conditions of the Reorganization, to the Exercise Price set forth in 2. above by the number of subject shares of the stock acquisition rights of the Reorganization Subject Company to be determined in accordance with 7(3) above.

(5)	Exercise Period of Stock Acquisition Rights

From the initial day of the exercise period set forth in 3. above, or the effective date of the Reorganization, whichever is later, to the final day of the exercise period set forth in 3. above

(6)	Matters concerning Capital and Capital Reserve to Increase in the Cases where Shares are Issued upon Exercise of Stock Acquisition Rights

To be determined in a similar manner to 5. above

(7)	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Acquisition of stock acquisition rights by transfer needs to be approved by resolution of the Board of Directors meeting (or the Shareholders’ meeting in the cases where the Reorganization Subject Company is not a company with the Board of Directors) of the Reorganization Subject Company.

(8)	Other Conditions of Exercise of Stock Acquisition Rights

To be determined in a similar manner to 4. above

(9)	The Reorganization Subject Company determines other conditions.

8.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-8-1

SYLA Technologies Co., Ltd.

10th Stock Acquisition Rights

1.	Class and method for calculation of shares underlying Stock Acquisition Rights

The type of subject shares per Stock Acquisition Right is common shares of the Company, and the number of subject shares of each Stock Acquisition Right (the “Number of Granted Shares”) is 1 common share of the Company.

If the Company carries out a stock split (including allotment of its common shares free of charge or stock dividend in kind; hereinafter the same shall apply to descriptions of stock splits) or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula (a fraction of a share as a result of adjustment is rounded down.):

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation

In addition, after the allotment date of the Stock Acquisition Rights, if the Company carries out a merger, company split, reduction in amount of stated capital, or in the cases where adjustment of the Number of Granted Shares becomes necessary in a similar manner to these circumstances, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment.

2.	Value of Property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the Number of Granted Shares.

The initial Exercise Price is USD 10.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted according to the following formula, and a fraction less than USD 0.01 is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

3.	Exercise Period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from the date of the allotment (April 20, 2023) to March 29, 2028; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of Exercise of Stock Acquisition Rights

(1)	The Stock Acquisition Rights may not be exercised if the number of outstanding shares of the Company exceeds the number of authorized shares by such exercise.

(2)	Less than 1 whole Stock Acquisition Right may not be exercised.

5.	Matters concerning Capital and Capital Reserve to Increase

(1)	The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount to be calculated in accordance with paragraph 1, Article 17 of the Companies Accounting Rules, and if a fraction less than 1 yen arises, such fraction is rounded up.

(2)	The amount of Capital Reserve to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is an amount of the maximum Capital Increase Amount minus the Capital to increase set forth in (1) above.

6.	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Acquisition of stock acquisition rights by transfer needs to be approved by resolution of the Board of Directors meeting of the Company.

In addition, the Stock Acquisition Rights may not be transferred unless the entire Stock Acquisition Rights are to be transferred to one transferee at the same time.

7.	Treatment of Stock Acquisition Rights upon Reorganization

If the Company carries out merger (limited to a case where the Company disappears by the merger), absorption-type company split, incorporation-type company split, share-to-share exchange, share-to-share transfer (collectively, “Reorganization”), stock acquisition rights of the stock company listed in (a) through (e), respectively, of item 8, paragraph 1, Article 236 of the Companies Act (the “Reorganization Subject Company”), in respective cases, are to be delivered to a stock acquisition right holder as of the effective date of the Reorganization based on the following terms; provided, however, that it shall be limited to cases where it is stipulated in the absorption-type merger agreement, the incorporation-type merge agreement, the absorption-type company split agreement, the plan for incorporation-type company split, the share-to-share exchange agreement or the plan for share-to-share transfer that stock acquisition rights of the Reorganization Subject Company are to be delivered in accordance with the following conditions.

(1)	Number of Stock Acquisition Rights of Reorganization Subject Company to be delivered

The same number as the number of the Stock Acquisition Rights held by a stock acquisition rights holder are to be delivered.

(2)	Type of Subject Shares of Stock Acquisition Rights of Reorganization Subject Company

Common shares of the Reorganization Subject Company

(3)	Number of Subject Shares of Stock Acquisition Rights of Reorganization Subject Company

To be determined in a similar manner to 1. above, taking into account the terms and conditions of the Reorganization

(4)	Amount of Asset to be Contributed upon Exercise of Stock Acquisition Rights

The amount of asset to be contributed upon exercise of each stock acquisition rights to be delivered is calculated by multiplying the amount of Exercise Price after the Reorganization to be obtained by adjustment, taking into account the terms and conditions of the Reorganization, to the Exercise Price set forth in 2. above by the number of subject shares of the stock acquisition rights of the Reorganization Subject Company to be determined in accordance with 7(3) above.

(5)	Exercise Period of Stock Acquisition Rights

From the initial day of the exercise period set forth in 3. above, or the effective date of the Reorganization, whichever is later, to the final day of the exercise period set forth in 3. above

(6)	Matters concerning Capital and Capital Reserve to Increase in the Cases where Shares are Issued upon Exercise of Stock Acquisition Rights

To be determined in a similar manner to 5. above

(7)	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Acquisition of stock acquisition rights by transfer needs to be approved by resolution of the Board of Directors meeting (or the Shareholders’ meeting in the cases where the Reorganization Subject Company is not a company with the Board of Directors) of the Reorganization Subject Company.

(8)	Other Conditions of Exercise of Stock Acquisition Rights

To be determined in a similar manner to 4. above

(9)	The Reorganization Subject Company determines other conditions.

8.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

Exhibit 1-8-2

SYLA Holdings Co., Ltd.

8th Stock Acquisition Rights

1.	Class and method for calculation of shares underlying Stock Acquisition Rights

The type of subject shares per Stock Acquisition Right is common shares of the Company, and the number of subject shares of each Stock Acquisition Right (the “Number of Granted Shares”) is 110 common shares of the Company.

The Number of Granted Shares are adjusted in following events. The adjustment in this item is made only to the Number of Granted Shares for the Stock Acquisition Rights that have not yet been exercised at the time of the adjustment and a fraction less than 1 share arising out thereof is rounded down.

(1)	Stock split or a stock consolidation:

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Number of Granted Shares is adjusted according to the following formula:

Number of Granted Shares after adjustment = Number of Granted Shares before adjustment * Ratio of stock split or stock consolidation.

(2)	Merger etc.:

If the Company carries out Merger etc. (hereafter refers to merger, company split, share-to-share exchange, and share-to-share transfer) or allotment of shares without contribution, or if adjustment of the Number of Granted Shares is necessary, the Company may adjust the Number of Granted Shares to reasonable extent.

2.	Value method for calculation of Property to be contributed upon exercise of Stock Acquisition Rights

The asset to be contributed upon exercise of the Stock Acquisition Rights is cash, and the amount of the asset is the amount of cash payable per share to be delivered upon exercise of each Stock Acquisition Right (the “Exercise Price”) multiplied by the Number of Granted Shares.

The initial Exercise Price is the amount calculated by converting USD 0.09 into Japanese yen by the exchange rate on the date of exercise.

If the Company carries out a stock split or a stock consolidation after the allotment date of the Stock Acquisition Rights, the Exercise Price is adjusted according to the following formula, and a fraction less than USD 0.01 is rounded up.

Exercise Price after adjustment = Exercise Price before adjustment * 1 / Ratio of stock split or stock consolidation

3.	Exercise Period during which Stock Acquisition Rights can be exercised

The exercise period of the Stock Acquisition Rights is from June 1, 2025 to March 29, 2028; provided, however, that if the final day of the exercise period is not a bank business day, the preceding business day is the final day.

4.	Conditions of Exercise of Stock Acquisition Rights

(1)	The Stock Acquisition Rights may not be exercised if the number of outstanding shares of the Company exceeds the number of authorized shares by such exercise.

(2)	Less than 1 whole Stock Acquisition Right may not be exercised.

5.	Matters concerning Capital and Capital Reserve to Increase

(1)	The amount of Capital to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is a half of the maximum Capital Increase Amount to be calculated in accordance with paragraph 1, Article 17 of the Companies Accounting Rules, and if a fraction less than 1 yen arises, such fraction is rounded up.

(2)	The amount of Capital Reserve to increase in the case of issuance of common shares upon exercise of the Stock Acquisition Rights is an amount of the maximum Capital Increase Amount minus the Capital to increase set forth in (1) above.

6.	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Transfer, pledging, establishment of collaterals, or other disposal of stock acquisition rights by transfer needs to be approved by the Board of Directors of the Company.

In addition, the Stock Acquisition Rights may not be transferred unless the entire Stock Acquisition Rights are to be transferred to one transferee at the same time.

7.	Treatment of Stock Acquisition Rights upon Reorganization

If the Company carries out merger (limited to a case where the Company disappears by the merger), absorption-type company split, incorporation-type company split, share-to-share exchange, share-to-share transfer (collectively, “Reorganization”), stock acquisition rights of the stock company listed in (a) through (e), respectively, of item 8, paragraph 1, Article 236 of the Companies Act (the “Reorganization Subject Company”), in respective cases, are to be delivered to a stock acquisition right holder as of the effective date of the Reorganization based on the following terms; provided, however, that it shall be limited to cases where it is stipulated in the absorption-type merger agreement, the incorporation-type merge agreement, the absorption-type company split agreement, the plan for incorporation-type company split, the share-to-share exchange agreement or the plan for share-to-share transfer that stock acquisition rights of the Reorganization Subject Company are to be delivered in accordance with the following conditions.

(1)	Number of Stock Acquisition Rights of Reorganization Subject Company to be delivered

The same number as the number of the Stock Acquisition Rights held by a stock acquisition rights holder are to be delivered.

(2)	Type of Subject Shares of Stock Acquisition Rights of Reorganization Subject Company

Common shares of the Reorganization Subject Company

(3)	Number of Subject Shares of Stock Acquisition Rights of Reorganization Subject Company

To be determined in a similar manner to 1. above, taking into account the terms and conditions of the Reorganization

(4)	Amount of Asset to be Contributed upon Exercise of Stock Acquisition Rights

The amount of asset to be contributed upon exercise of each stock acquisition rights to be delivered is calculated by multiplying the amount of Exercise Price after the Reorganization to be obtained by adjustment, taking into account the terms and conditions of the Reorganization, to the Exercise Price set forth in 2. above by the number of subject shares of the stock acquisition rights of the Reorganization Subject Company to be determined in accordance with 7(3) above.

(5)	Exercise Period of Stock Acquisition Rights

From the initial day of the exercise period set forth in 3. above, or the effective date of the Reorganization, whichever is later, to the final day of the exercise period set forth in 3. above

(6)	Matters concerning Capital and Capital Reserve to Increase in the Cases where Shares are Issued upon Exercise of Stock Acquisition Rights

To be determined in a similar manner to 5. above

(7)	Restriction on Acquisition of Stock Acquisition Rights by Transfer

Acquisition of stock acquisition rights by transfer needs to be approved by resolution of the Board of Directors meeting (or the Shareholders’ meeting in the cases where the Reorganization Subject Company is not a company with the Board of Directors) of the Reorganization Subject Company.

(8)	Other Conditions of Exercise of Stock Acquisition Rights

To be determined in a similar manner to 4. above

(9)	The Reorganization Subject Company determines other conditions.

8.	Matters concerning Stock Acquisition Rights Certificates with respect to Stock Acquisition Rights

The Company does not issue any Stock Acquisition Rights Certificate with respect to the Stock Acquisition Rights.

End

(End of the Share Exchange Agreement)

3. Matters Concerning Appropriateness of Consideration

(1) Matters Concerning Appropriateness of Total Number and Allotment of Consideration

A. Details of allotment related to the Share Exchange

	CUMICA (share exchange wholly-owning parent company)	SYLA (share exchange wholly-owned subsidiary)
Exchange ratio for the Share Exchange	1	110.00
Number of shares of stock to be delivered through the Share Exchange	CUMICA common stock: 34,371,590 shares (planned)

(Note 1) Share allotment ratio

For each share of the SYLA Shares, 110.00 shares of the CUMICA common shares will be delivered. Furthermore, the above share exchange ratio may, if a significant change has occurred in the various conditions that form the basis of the calculation, be changed by agreement after consultation between CUMICA and the Company.

(Note 2) Number of common shares to be delivered through the Share Exchange

At the time of the Share Exchange, CUMICA shall allot and deliver to shareholders of the Company at the time immediately before the time of CUMICA’s acquisition of all SYLA Shares through the Share Exchange (the “Reference Time”) (however, this refers to shareholders after the cancellation of the treasury shares as set forth below) the number of common shares of CUMICA (the “CUMICA Shares”) calculated based on the exchange ratio in the table above in exchange for the SYLA Shares held by such shareholders. CUMICA plans to allot newly issued common shares.

In addition, by resolution at a the Company’s Board of Directors meeting held by the day before the effective date of the Share Exchange, the Company plans to cancel at the time immediately before the Reference Time all of the treasury shares (including treasury shares acquired by the Company through purchase of shares related to a share purchase demand exercised pursuant to the provisions of Article 785(1) of the Companies Act upon the Share Exchange) held as of the time immediately before the Reference Time. The total number of CUMICA Shares to be allotted and delivered through the Share Exchange may be revised going forward depending on the number of treasury shares that the Company holds by the time immediately before the Reference Time, etc.

Furthermore, the above “Number of shares to be delivered through the Share Exchange” assumes that the stock acquisition rights issued by the Company that are in a condition allowing exercise are all exercised by the day before the effective date of the Share Exchange, and if some or all of the stock acquisition rights have not been exercised, the number of shares to be delivered through the Share Exchange will decrease.

(Note 3) Handling of CUMICA Shares held by the Company

The Company already holds CUMICA Shares (3,688,300 shares) and will come to hold shares of the wholly-owning parent company CUMICA due to the Share Exchange taking effect, but after the effective date of the Share Exchange, the relevant shares, including dividends in kind to CUMICA, are planned to be disposed of at an appropriate time in accordance with the provisions of the Companies Act.

(Note 4) Handling of shares less than one unit

The Company’s shareholders who hold CUMICA shares constituting less than one unit (less than 100 shares) as a result of the Share Exchange will not be able to sell such shares less than one unit on a financial instruments exchange market, but may avail themselves of the following system for CUMICA’s shares less than one unit.

System for purchasing shares less than one unit (sale of shares less than one unit)

This system allows holders to demand that CUMICA purchase shares less than one unit that they hold based on the provisions of Article 192(1) of the Companies Act.

B. Basis, etc. for the Details of Allotment Pertaining to the Share Exchange

(a) Basis and reasons for the allotment

To ensure fairness and appropriateness in determining the share exchange ratio used in the Share Exchange described above in 3(1)A “Details of allotment related to the Share Exchange” (the “Share Exchange Ratio”), CUMICA and the Company have each appointed a third-party calculation agent and various advisors independent from both companies.

Specifically, CUMICA has appointed KK Stand by C (“StandbyC”) as its third-party calculation agent, Mita Securities Co., Ltd. (“Mita Securities”) as its financial advisor, and TMI Associates (“TMI”) as its legal advisor, and the Company has appointed PwC Advisory LLC (“PwC”) as its financial advisor and third-party calculation agent, and DT Legal (“DTL”) and Allen Overy Shearman Sterling GKJ (“AOS”) as its legal advisors.

After careful discussion and consideration by CUMICA based on the contents of the calculation report regarding the share exchange ratio obtained from its third-party calculation agent StandbyC, the fact that the Share Exchange Ratio is within the range of the calculation results using the DCF method in the calculation report, and advice from its financial advisor Mita Securities and its legal advisor TMI as described in (d) “Measures to ensure fairness” below, and the report, etc. received from the special committee that has no interest in the Company as described in (e) “Measures to avoid conflict of interest” below, CUMICA has concluded that the Share Exchange Ratio is appropriate and will contribute to the interests of CUMICA shareholders, and has therefore determined that it is appropriate to carry out the Share Exchange based on the Share Exchange Ratio.

After careful discussion and consideration by the Company based on advice, etc. from its financial advisor and third-party calculation agent PwC and from DTL and AOS as described in (d) “Measures to ensure fairness” below, the Company has concluded that the Share Exchange Ratio is appropriate based on the fact that it is within the range of the calculation results using the DCF method in the calculation report prepared by PwC and will contribute to the interests of the Company shareholders, and has therefore determined that it is appropriate to carry out the Share Exchange based on the Share Exchange Ratio.

In addition to the above, after careful examination based on the results of due diligence, etc. conducted by each company on the other company and comprehensive consideration of factors such as CUMICA and the Company’s finances, assets, and future prospects, etc., CUMICA and the Company have held repeated negotiations and consultations with each other.

As a result, CUMICA and the Company have determined that the Share Exchange Ratio is appropriate and will contribute to the interests of their respective shareholders, and have therefore executed the Share Exchange Agreement between the two companies with the approval of their respective Boards of Directors.

(b) Matters related to calculation

(i) Name of calculation agents and relationship with both companies

CUMICA’s third-party calculation agent StandbyC and SYLA’s third-party calculation agent PwC are both calculation agents independent of CUMICA and the Company, do not constitute affiliated parties of CUMICA or the Company, and have no material interests that should be stated regarding the Share Exchange.

(ii) Overview of calculation

StandbyC, in its calculation with respect to CUMICA, respectively adopted the average market price method, because CUMICA is listed on a financial instruments exchange and has a market stock price, and in addition, the discounted cash flow method (the “DCF Method”) to reflect the status of future business activities in the evaluation.

In the average market price method, using the calculation reference date of November 29, 2024 as the reference date, StandbyC used the closing price on the reference date, and the simple average of closing prices for the five most recent business days, the most recent month, the three most recent months, and the six most recent months before the reference date for CUMICA Shares on the standard market of Tokyo Stock Exchange, Inc. (the “Tokyo Stock Exchange Standard Market”).

In the DCF Method, with respect to CUMICA, the calculation was made by discounting future cash flows based on the financial forecasts for the periods from the fiscal year ending May 31, 2025 to the fiscal year ending May 31, 2027 prepared by CUMICA to the present value using a certain discount rate. The profit plan that constituted the assumptions for calculation includes business years in which a significant increase or decrease in profits is expected. Specifically, for the fiscal year ending May 31, 2025, due to the current low level of acquisition of real estate for development and sale, operating income is expected to be 143 million yen, a decrease by approximately 52% from 295 million yen in the previous fiscal year, and net income is expected to be 79 million yen, a decrease by approximately 63% from 213 million yen in the previous fiscal year. In addition, for the fiscal year ending May 31, 2026, due to the continued weakness in the acquisition of real estate for sale, operating income is expected to be 61 million yen, a decrease by approximately 58% from 143 million yen in the previous fiscal year, and net income is expected to be 21 million yen, a decrease by approximately 73% from 79 million yen in the previous fiscal year. In addition, for the fiscal year ending May 31, 2027, due to a recovery resulting from the re-strengthening of the development business, operating income is expected to be 195 million yen, an increase by approximately 223% from 61 million yen in the previous fiscal year, and net income is expected to be 116 million yen, an increase by approximately 441% from 21 million yen in the previous fiscal year. In addition, the financial forecasts do not assume the implementation of the Share Exchange.

With respect to the Company, StandbyC respectively adopted the average market price method, because SYLA ADSs are listed on the U.S. Nasdaq stock market and have a market stock price, and also the DCF Method to reflect the status of future business activities in the evaluation.

In the average market price method, using the calculation reference date of November 29, 2024 as the reference date, StandbyC used the closing price on the reference date, and the simple average of closing prices for the five most recent business days, the most recent month, the three most recent months, and the six most recent months before the reference date for SYLA ADSs on the U.S. Nasdaq stock market.

In the DCF Method, with respect to the Company, the calculation was made by discounting future cash flows based on the financial forecasts for the periods from the fiscal year ending December 31, 2024 to the fiscal year ending December 31, 2026 prepared by the Company to the present value using a certain discount rate. The profit plan that constituted the assumptions for calculation includes business years in which a significant increase or decrease in profits is expected. Specifically, for the fiscal year ending December 31, 2026, due to the plan to sell multiple properties with high profitability, operating income (consolidated) is expected to be 3.389 billion yen, an increase by 80% from 1.887 billion yen in the previous fiscal year, and net income (consolidated) is expected to be 1.846 billion yen, an increase by approximately 129% from 808 million yen in the previous fiscal year. In addition, the financial forecasts do not assume the implementation of the Share Exchange.

The share exchange ratio calculation results for each evaluation method when the value per share of CUMICA Shares is set as one are as follows. For SYLA Shares in the average market price method, since SYLA ADSs are quoted in U.S. dollars and 100 SYLA ADSs equal one SYLA Share, the share exchange ratio is calculated upon converting the closing price or the simple average of closing prices for one SYLA ADS to Japanese yen using the U.S. dollar rate (1 USD = 150.74 yen) on the reference date and making a unit conversion by multiplying by 100.

Method used	Share exchange ratio calculation range
Average market price method	52.09 – 81.93
DCF Method	93.75 – 228.61

In calculating the above share exchange ratio, StandbyC has in principle used the information provided by both companies and publicly available information, etc. as-is, and has assumed that all of the materials and information, etc. used are accurate and complete and that there are no facts undisclosed to StandbyC that could have a material impact on the calculation of the share exchange ratio, and has not independently verified the accuracy and completeness of the materials and information. Furthermore, StandbyC has not independently evaluated, appraised, or assessed the assets or liabilities (including contingent liabilities) of the two companies and their affiliated companies, including the analysis and evaluation of individual assets and liabilities, and has not requested appraisals or assessments from third-party organizations. StandbyC’s share exchange ratio calculation reflects the information and economic conditions as of November 29, 2024 (however, until the end of trading on the U.S. Nasdaq stock market on November 29 U.S. time for SYLA ADSs), and assumes that the financial forecasts of each company have been reasonably considered or prepared based on the best forecasts and judgments available at the present time by the management of each company.

PwC, in its calculation with respect to CUMICA, respectively adopted the market price standard method, because CUMICA is listed on a financial instruments exchange and has a market stock price, as well as the DCF Method to reflect the status of future business activities in the evaluation.

In the market price standard method, using November 29, 2024 as the reference date, PwC used the closing price on the reference date, the simple average closing price and volume weighted average price for the most recent month up to the reference date, and the simple average closing price and volume weighted average price for the three most recent months up to the reference date for CUMICA Shares on the Tokyo Stock Exchange Standard Market.

In the DCF Method, with respect to CUMICA, the calculation was made by discounting future cash flows expected to be generated from the second quarter of the fiscal year ending May 31, 2025 onwards based on various factors such as the business plan for the period from the fiscal year ending May 31, 2025 to the fiscal year ending May 31, 2027 prepared by CUMICA, interviews with CUMICA, and information released to the public to the present value using a certain discount rate. It is stated that CUMICA’s business plan used by PwC in the calculation using the DCF Method includes business years in which a significant increase or decrease in profits is expected. Specifically, for the fiscal year ending May 31, 2025, operating income is expected to be 143 million yen, a decrease by approximately 52% from 295 million yen in the previous fiscal year, and net income is expected to be 79 million yen, a decrease by approximately 63% from 213 million yen in the previous fiscal year, due to the delay of real estate sales expected in the second half of the fiscal year ending May 31, 2025 to the following fiscal year. Also, for the fiscal year ending May 31, 2026, operating income is expected to be 61 million yen, a decrease by approximately 58% from 143 million yen in the previous fiscal year, and net income is expected to be 21 million yen, a decrease by approximately 73% from 79 million yen in the previous fiscal year, due mainly to a slump in the development business. In addition, for the fiscal year ending May 31, 2027, operating income is expected to be 195 million yen, an increase by approximately 223% from 61 million yen in the previous fiscal year, and net income is expected to be 116 million yen, an increase by 441% from 21 million yen in the previous fiscal year, due to a re-strengthening of the development business. In addition, CUMICA’s financial forecasts that constitute the assumptions for PwC’s analysis using the DCF Method do not assume the implementation of the Share Exchange.

With respect to the Company, PwC adopted each of the market price standard method, because SYLA ADSs are listed on the U.S. Nasdaq stock market and have a market stock price, and in addition, the DCF Method to reflect the status of future business activities in the evaluation.

In the market price standard method, using November 29, 2024 as the reference date, PwC used the closing price on the reference date, the simple average closing price and volume weighted average price for the most recent month up to the reference date, and the simple average closing price and volume weighted average price for the three most recent months up to the reference date for SYLA ADSs on the U.S. Nasdaq stock market.

In the DCF Method, with respect to the Company, the calculation was made by discounting future cash flows expected to be generated from the second half of the fiscal year ending December 31, 2024 onwards based on various factors such as the business plan for the period from the fiscal year ending December 31, 2024 to the fiscal year ending December 31, 2026 prepared by the Company, interviews with the Company, and information released to the public to the present value using a certain discount rate. It is stated that the profit plan used by PwC in the calculation using the DCF Method includes business years in which a significant increase in profits is expected. Specifically, for the fiscal year ending December 31, 2026, operating income is expected to be 3.389 billion yen, an increase by approximately 80% from 1.887 billion yen in the previous fiscal year, and net income is expected to be 1.846 billion yen, an increase by approximately 129% from 808 million yen in the previous fiscal year, due to an improvement in profit margins due to insourcing of real estate construction and growth in the crowdfunding business, in addition to the growth and expansion of the real estate development business. In addition, the Company’s financial forecasts that constitute the assumptions for PwC’s analysis using the DCF Method do not assume the implementation of the Share Exchange.

The share exchange ratio calculation results for each evaluation method when the value per share of CUMICA Shares is set as one are as follows. For SYLA Shares in the market price standard method, since the trading values of SYLA ADSs are quoted in US dollars and 100 SYLA ADSs equal one SYLA Share, the share exchange ratio is calculated upon converting the closing price, the simple average of closing prices, or volume weighted average price for one SYLA ADS to Japanese yen using the U.S. dollar rate (1 USD = 150.74 yen) on the reference date and making a unit conversion by multiplying by 100.

Method used	Share exchange ratio calculation range
Market price standard method	66.30 – 79.22
DCF Method	97.55 – 118.04

In calculating the above share exchange ratio, PwC has in principle used the information provided by both companies and publicly available information, etc. as-is, and has assumed that all of the materials and information, etc. used are accurate and complete and that there are no facts undisclosed to PwC that could have a material impact on the calculation of the share exchange ratio, and has not independently verified the accuracy and completeness of the materials and information. In addition, PwC has assumed that the information pertaining to the financial forecasts of both companies (including the business plans and other information) has been reasonably prepared based on the best forecasts and judgments available at the present time by the management teams of both companies. Furthermore, PwC has not independently evaluated, appraised, or assessed the assets or liabilities (including off-balance sheet assets and liabilities and other contingent liabilities) of the two companies and their affiliated companies, including the analysis and evaluation of individual assets and liabilities, and has not requested appraisals or assessments from third-party organizations. PwC’s share exchange ratio calculation reflects the information and economic conditions as of November 29, 2024.

Furthermore, the sole purpose of PwC’s calculation is to serve as a reference for the Company’s Board of Directors to consider the Share Exchange Ratio.

(c) Expected delisting and reasons therefor

Since the Company will become a wholly-owned subsidiary of CUMICA on the effective date of June 1, 2025 (scheduled) as a result of the Share Exchange, SYLA ADSs are scheduled to be delisted on May 29, 2025 (U.S. time) after completing the U.S. Nasdaq stock market’s prescribed procedures. After delisting, SYLA ADSs will no longer be able to be traded on the U.S. Nasdaq stock market.

The CUMICA Shares to be allotted to the Company’s shareholders through the Share Exchange are listed on the Tokyo Stock Exchange Standard Market, and trading will be possible on that market even after the Share Exchange, so for the Company’s shareholders who will receive allotment of CUMICA Shares, although there is a possibility that shares less than one unit may be allotted depending on the number of shares held, it will be possible to trade CUMICA Shares of one unit or more on the Tokyo Stock Exchange Standard Market, and it is believed that stock liquidity can be ensured.

In order for those holding SYLA ADSs to receive an allotment of CUMICA Shares in the Share Exchange, they must, prior to the effective date of the Share Exchange, receive the SYLA Shares represented by the SYLA ADSs in place of the SYLA ADSs in accordance with the procedures established by The Bank of New York Mellon, the depositary bank for the SYLA ADSs (the “Depositary Bank”). Investors who hold SYLA ADSs as of the effective date will not receive CUMICA Shares in the Share Exchange, but rather, the CUMICA Shares allocated to the Depositary Bank in the Share Exchange (with respect to SYLA Shares represented by the SYLA ADSs) will be sold on the market etc. by the Depositary Bank, and the proceeds from such sale will be delivered to such investors in accordance with the provisions of the deposit agreement related to the SYLA ADSs, in accordance with the percentage of SYLA ADSs held and after predetermined fees and expenses have been excluded. Due to factors such as the aforementioned fees or expenses, fluctuations in the share price of CUMICA Shares after the effective date of the share exchange, and fluctuations in the exchange rate between the Japanese yen and the US dollar, such amount may differ from the market value of CUMICA Shares as of the effective date if SYLA ADSs held as of the effective date are converted using the Share Exchange Ratio.

Furthermore, those holding SYLA ADSs will be able to trade their SYLA ADSs as usual on the U.S. Nasdaq stock market until May 28, 2024 (U.S. time) (scheduled), which is the final trading date.

(d) Measures to ensure fairness

CUMICA and the Company have determined that because the Company already holds 3,688,300 CUMICA Shares (which accounts for 30.58% of the 12,060,300 shares that are the total number of issued shares as of September 30, 2024), CUMICA constitutes an equity method affiliate of the Company, and because there is a relationship between the two companies as described in 4.(13) “Relationship between the companies involved” of the “Notice of Execution of Share Exchange Agreement Related to Management Integration of CUMICA Corporation and SYLA Technologies Co., Ltd., Change of Trade Name, and Partial Amendment of Articles of Incorporation” as of December 2, 2024 (the “Notice as of December 2, 2024”), it is necessary to ensure the fairness of the Share Exchange, and have implemented the following measures to ensure fairness.

(i) Acquisition of calculation report from an independent third-party calculation agent

CUMICA has appointed StandbyC and the Company has appointed PwC as their respective third-party calculation agents, and each has obtained a calculation report regarding the share exchange ratio from their respective calculation agents. Please see (b) “Matters related to calculation” above for an overview of the calculation report. Neither CUMICA nor the Company have obtained a written opinion from their respective third-party calculation agents stating that the Share Exchange Ratio is appropriate or fair from a financial perspective (a fairness opinion).

(ii) Advice from independent law firms

CUMICA has appointed TMI as its legal advisor and has received legal advice from TMI regarding the procedures for the Share Exchange and CUMICA’s decision-making methods and processes, etc. TMI is independent from both CUMICA and the Company and has no material interest with respect to CUMICA or the Company.

The Company has appointed DTL and AOS as its legal advisors and has received legal advice from DTL and AOS regarding the procedures for the Share Exchange and the Company’s decision-making methods and processes, etc. DTL and AOS are independent from both CUMICA and the Company and have no material interest with respect to CUMICA or the Company.

(e) Measures to avoid conflict of interest

Because the Company already holds 30.58% of CUMICA’s total number of issued shares, making CUMICA an equity method affiliate of the Company, and because there is a relationship between the two companies as described in 4.(13) “Relationship between the companies involved” of the Notice as of December 2, 2024, in addition to the measures in (d) above, CUMICA has taken the following measures to avoid conflict of interest.

(i) Establishment of a special committee

In response to receiving the Company’s request for the Share Exchange, on September 18, 2024, because of the risk of a structural conflict of interest with the Company, which is CUMICA’s largest shareholder that is its major shareholder and an otherwise related company and dispatches two directors to it, in relation to the Share Exchange, CUMICA, while receiving advice from its legal advisor TMI, resolved at a meeting of its board of directors held on September 24, 2024 to establish the Special Committee comprising Mr. Nobutake Nishijima and Mr. Akira Shibata, who are CUMICA’s outside directors and independent from the Company, and Mr. Noboru Araki (certified public accountant, KK Bloom Advisory) and Mr. Yoshitaka Obitsu (attorney, Socius Legal Services), who are outside experts without an interest in the Company or CUMICA, and conduct examination of the Share Exchange from a standpoint independent from the Company and CUMICA in order to eliminate the risk of arbitrariness and conflict of interest in the decision-making process for the Share Exchange by CUMICA’s board of directors, ensure the fairness of the Share Exchange, and obtain an opinion as to whether a decision by CUMICA’s board of directors to carry out the Share Exchange would be disadvantageous to minority shareholders. Furthermore, CUMICA has not changed the members of the Special Committee from the four members initially appointed to the Special Committee. In addition, each committee member will be paid fixed remuneration as consideration for their duties, irrespective of the content of the report.

Furthermore, when examining the Share Exchange, CUMICA consulted with the Special Committee on (a) matters relating to the reasonableness of the Share Exchange’s purpose (including whether the Share Exchange would contribute to the improvement of CUMICA’s corporate value), (b) matters relating to the appropriateness of the transactions terms and conditions of the Share Exchange (including the appropriateness of the implementation method of the Share Exchange), (c) matters relating to the fairness of the procedures for the Share Exchange (including examining which, and to what extent, measures to ensure fairness should be implemented), and (d) based on (a) to (c) above and other matters, whether the decision by the board of directors of CUMICA to implement the Share Exchange would be disadvantageous for minority shareholders (collectively the “Inquiry Matters”). When CUMICA’s board of directors passed its resolution establishing the Special Committee, it also resolved that ① when making the decision with respect to the Share Exchange, it would give full respect to the opinion of the Special Committee, and if the Special Committee determines that the Share Exchange is not appropriate, it would not make a decision to carry out the Share Exchange and ② CUMICA would grant the Special Committee authority to discuss and negotiate the transaction terms and conditions, etc. of the Share Exchange with the Company. At the same time, the board of directors also resolved that (i) when the Special Committee determines it to be necessary, it may appoint a chair and stipulate other matters regarding the operation of the Special Committee by a resolution of a majority of its members, (ii) the Special Committee may, at CUMICA’s expense, conduct investigations with regard to the Share Exchange (including questioning, or requesting explanations or advice from, CUMICA’s officers and employees related to the Share Exchange and CUMICA’s advisors with respect to the Share Exchange about matters necessary to examine the Inquiry Matters), (iii) the Special Committee may ① itself conduct discussions and negotiations with transaction-related parties (including, but not limited to, the Company and the Company’s advisors with respect to the Share Exchange) and ② the Special Committee may, at its judgment, cause the Company’s officers or employees (limited to those without a risk of conflict of interest) to participate in the above discussions or negotiations, (iv) if the opinion of the Special Committee on the report is not unanimous, the conclusion approved by the majority of the members shall be the content of the report, but any member with an objection to all or part of the content of such report may request that their opinion be noted in the content of the report, (v) even if, from the perspective of convenience of meeting proceedings, a meeting of the Special Committee is attended by an officer or employee of CUMICA, or an advisor of CUMICA with respect to the Share Exchange, the Special Committee may request such attendee to leave as necessary, and (vi) when recognized to be necessary, the Special Committee may, at CUMICA’s expense, appoint its own lawyer, calculation agent, certified public accountant, or other advisors, and the Special Committee may nominate or request the change of CUMICA’s advisors with respect to the Share Exchange, and may also issue necessary directions to CUMICA’s advisors.

During the period from September 25, 2024 to November 29, 2024, the Special Committee held a total of 13 meetings, and carefully examined and discussed the Inquiry Matters. Specifically, the Special Committee received explanations from CUMICA regarding the background leading to receipt of the proposal for the Share Exchange, the purpose of the Share Exchange, the business environment, business plans, and management issues, etc., and conducted written and verbal Q&A sessions. The Special Committee also received explanations from the Company regarding the background leading to and reasons for the proposal of the Share Exchange, the purpose of the Share Exchange, the overall group management policy after the Share Exchange, and the various terms and conditions of the Share Exchange, etc., and conducted written and verbal Q&A sessions. In addition, the Special Committee received explanations from CUMICA regarding the details, material assumptions, and background to preparation, etc. of business plans prepared by CUMICA, conducted Q&A sessions, and then confirmed the reasonableness thereof, and gave its approval. Additionally, the Special Committee received explanations from StandbyC regarding the reasons for the calculation methods used for calculation of the share exchange ratio and the results of the calculation of the share exchange ratio in the Share Exchange.

The Special Committee also received timely reports on the details and negotiation process, etc. from Mita Securities, which was in charge of negotiations for CUMICA, whenever CUMICA received proposals regarding the Share Exchange Ratio from the Company, and was substantially involved in the negotiation process regarding the transaction terms and conditions of the Share Exchange, such as deliberating and examining the details thereof, and giving directions and making requests to Mita Securities. In addition, the Special Committee received explanations from TMI regarding measures taken to reduce or prevent conflict of interest in the Share Exchange and regarding the Share Exchange.

With that background, the Special Committee conducted careful discussion and examination based on these explanations, the results of calculations, and other examination materials, and submitted a report dated December 1, 2024 to CUMICA to the effect that (a) it found the purpose of the Share Exchange to be reasonable (including that the Share Exchange would contribute to the improvement of CUMICA’s corporate value), (b) it found the transaction terms and conditions of the Share Exchange to be appropriate (including that the implementation method of the Share Exchange was appropriate), (c) it found the procedures for the Share Exchange to be fair (including examining which, and to what extent, measures to ensure fairness should be implemented), and (d) based on (a) to (c) above and other matters, the decision of CUMICA’s board of directors to implement the Share Exchange is not disadvantageous to minority shareholders.

(ii) Approval by directors excluding those with an interest

Among CUMICA’s five directors, Takahide Watanabe is a former director of the Company and Tomoyoshi Uranishi concurrently serves as an independent director of the Company at the present time, so from the perspective of avoiding conflict of interest, Takahide Watanabe and Tomoyoshi Uranishi have not participated in deliberations and resolutions by the CUMICA Board of Directors regarding the Share Exchange and have not participated in discussions and negotiations with the Company regarding the Share Exchange in the capacity of CUMICA.

The agenda item at the CUMICA Board of Directors regarding the Share Exchange was approved unanimously by three of the five CUMICA directors, excluding the two aforementioned directors, Takahide Watanabe and Tomoyoshi Uranishi.

(2) Reason for Choosing CUMICA shares as Consideration

The Company concluded that CUMICA shares are appropriate as consideration of the Share Exchange in light of the fact that CUMICA shares to be allotted to the shareholders of the Company through the Share Exchange will continue to be listed on the Tokyo Exchange Standard Market even after the delisting of the SYLA Shares with liquidity and cash convertibility and, therefore, the opportunity to trade shares would be ensured and the fact that shareholders of the Company to hold CUMICA shares would be able to enjoy synergy effects resulting from the Company being the wholly-owned subsidiary of CUMICA through the Share Exchange etc.

(3) Matters Concerning Appropriateness of the Amounts of Stated Capital and Reserves of CUMICA as Share Exchange Wholly-Owning Parent Company

The amounts of the stated capital and capital reserves of CUMICA to increase as result of the Share Exchange are as below. These amounts are determined, in light of financial situation, capital policy, and other factors of CUMICA, in accordance with applicable laws and regulations, and we believe it as appropriate.

Increase in stated capital: 0 yen

Increase in capital reserves: such amount as separately determined by CUMICA pursuant to Article 39 of the Companies Accounting Rules

Increase in retained earnings reserves: 0 yen

4. Reference Material Concerning the Exchange Consideration

(1) Provisions of Articles of Incorporation of CUMICA

For details of the Articles of Incorporation of CUMICA, please refer to the Attachment 1” Articles of Incorporation of CUMICA” below.

(2) Matters Concerning the Method of Calculating the Exchange Consideration

A. Market on which Exchange Consideration is Traded

The Common Shares of CUMICA are traded on the Tokyo Stock Exchange Standard Market.

B. Party Conduction Intermediation, Brokerage or Agency for Trading of Exchange Consideration

Intermediation and Brokerage or agency for the common shares of CUMICA are carried at each securities company in Japan.

C. Details of Restrictions on the Transfer, etc. of the Exchange Consideration

Not applicable.

(3) Matters Concerning Market Price of the Exchange Consideration

The one-month, three-month, and six-month average closing prices of the common shares of CUMICA on the Tokyo Stock Exchange Standard Market when the reference date is the business day before the day on which the conclusion of the Share Exchange Agreement was announced (December 2, 2024) are 365 yen, 383 yen, and 463 yen respectively.

Most recent market price of the common shares of CUMICA can be viewed from the website of the Japan Exchange group, Inc. (http://www.jpx.co.jp/).

(4) Balance sheets of CUMICA for Each Business Year with Closing Date in the Last Five Years

As CUMICA has filed annual securities reports in accordance with the provisions of Article 24, Paragraph 1 of the Financial Instrument and Exchange Act for each of its business years, this information is omitted.

5. Matters Concerning Appropriateness of the Provisions of Stock Acquisition Rights in Relation to the Share Exchange

As stock acquisition rights remaining as of this date, the Company has issued the stock acquisition rights set forth in the column of “Stock acquisition rights issued by the Company” in the table below (6,255 in total, with the number of underlying SYLA Shares being 48,176 shares in total) (The Series 2 stock acquisition rights and Series 11 stock acquisition rights that were issued by the Company in the past have expired, and it has not issued any bonds with stock acquisition rights).

Stock acquisition rights issued by the Company				Stock acquisition rights issued by CUMICA
Series No.	Number of stock acquisition rights	Number of underlying Shares (Note 1)	Exercise price (Note 2)	Series No.	Number of stock acquisition rights (Note 3)	Number of underlying Shares (Note 3) (Note 4)	Exercise price (Note 2)
Series 1	132	13,200	8,000 yen	Series 1	132	1,452,000	73 yen
Series 3	10	1,000	8,000 yen	–	–	–	–
Series 4	2	200	11,600 yen	Series 2	2	22,000	106 yen
Series 5	283	28,300	8,000 yen	Series 3	283	3,113,000	73 yen
Series 6	415	415	33,320 yen	Series 4	415	45,650	303 yen
Series 7	810	810	45,140 yen	Series 5	810	89,100	411 yen
Series 8	50	50	48,060 yen	Series 6	50	5,500	437 yen
Series 9	3,211	2,889	Amount of 0.01 USD converted into JPY at the exchange rate on the date of exercise	Series 7	3,211	317,889	0.00009 USD converted into JPY at the exchange rate on the date of exercise
Series 10	1,312	1,312	10 USD	Series 8	1,312	144,320	0.09 USD converted into JPY at the exchange rate on the date of exercise

(Note 1) The class of underlying shares is SYLA Shares. The above table presents the number of shares to be acquired that is obtained by multiplying the number of shares of the underlying SYLA Shares per share option for each series by the number of stock acquisition rights.

(Note 2) The exercise price of a share option is the amount to be paid per share upon exercise of the share option. It may be subject to adjustment.

(Note 3) If any of the stock acquisition rights issued by SYLA that are exercisable are exercised, the number of stock acquisition rights issued by CUMICA and the number of underlying shares to be issued upon exercise of such stock acquisition rights will decrease in proportion to the number of such stock acquisition rights exercised.

(Note 4) The class of underlying shares is CUMICA Shares. The above table presents the number of shares to be acquired that is obtained by multiplying the number of shares of the underlying CUMICA Shares per share option for each series by the number of stock acquisition rights.

In the Share Exchange, as set forth in the above table, CUMICA will respectively allot Series 1 through Series 8 stock acquisition rights issued by CUMICA to the share option holders pertaining to the Series 1 and Series 4 to 10 stock acquisition rights issued by the Company as of the Reference Time for each such share option that they hold based on the details of each share option and the share exchange ratio of the Share Exchange. Please see the exhibits of the Share Exchange Agreement described in 2 “Details of the Share Exchange Agreement” above for the details of the Series 1 through Series 8 stock acquisition rights.

The time limit for exercise of the Series 3 stock acquisition rights issued by the Company is December 30, 2024, and because they will be extinguished before the Share Exchange takes effect, whether or not the stock acquisition rights are exercised, they are not subject to allotment of CUMICA’s stock acquisition rights.

Through this process, CUMICA plans to acquire in the Share Exchange the Series 1 and Series 4 to 10 stock acquisition rights issued by the Company as of the Reference Time and at the same time allot and deliver newly issued Series 1 through Series 8 CUMICA stock acquisition rights. CUMICA plans to cancel the above acquired Series 1 and Series 4 to 10 stock acquisition rights issued by the Company.

Accordingly, we concluded that the details and number of the stock acquisition rights to be issued by CUMICA are appropriate as such details and number are substantial equivalent to those of the stock acquisition rights issued by the Company.

6. Matters Concerning the Financial Statements, etc.

(1) Details of the Financial Statements, etc. of CUMICA for the Most Recently Ended Business Year

For details of the Financial Statements, etc. of the last fiscal year for CUMICA (the fiscal year ended May 31, 2024), please refer to Attachment 2 “Financial Statements, etc. of CUMICA” below.

(2) Details of the Provisional Financial Statements, etc. of CUMICA the Provisional Account Closing Date of which is after the Closing Date of the Most Recently Ended Business Year

Not applicable.

(3) Disposal of Material Assets, Assumption of Material Liabilities and Other Events that Would Materially Impact the Status of Company Assets Occurring After the Closing Date of Most Recently Ended Business Year

A. CUMICA

(a) Cancellation of Treasury Shares

Pursuant to Article 178 of Companies Act, cancellation of treasury shares of CUMICA (the “Cancellation”) was adopted by the resolution of the Board of Directors held as of June 3, 2024, and the Cancellation is consummated as of June 28, 2024. Details of the Cancellation are as follows:

Details of the Cancellation

(i)	Class of shares cancelled	Common shares

(ii)	Number of shares cancelled	200,000 shares (Percentage to the total number of issued shares prior to the Cancellation 1.85％）

(iii)	Date of the Cancellation	June 28, 2024

(iv)	Total number of issued shares after the Cancellation	10,589,800 shares

(v)	Number of treasury shares after the Cancellation	0 shares

The percentage described in (ii) above is calculated based on the total number of issued shares and the number of treasury shares as of February 29, 2024.

(b) Issuance of New Shares through a Third-Party Allotment

Issuance of new shares through a third-party allotment (the “Issuance”) was adopted by the resolution of the Board of Directors held as of August 7, 2024, and the Issuance is consummated as of August 28, 2024. Details of the Issuance are as follows:

Details of the Issuance

(i)	Due date of the payment	August 28, 2024

(ii)	Number of new issued shares	1,470,500 shares of common stock

(iii)	Issue price	408 yen per share

(iv)	Amount of financing	599,964,000 yen

(v)	Increased amount of the Stated Capital and Capital Reserves	Stated Capital: 299,982,000 yen Capital Reserves: 299,982,000 yen

(vi)	Method of offering or allotment and (Allottee)	A third-party allotment of shares (The Company: 1,470,500 shares)

(vii)	Use of the funds	To be appropriated to construction works on joint condominium development projects by CUMICA and the Company

(c) Execution of the Share Exchange Agreement

CUMICA resolved at the Board of Directors meeting held as of December 2, 2024 to execute the Share Exchange Agreement and thereby executed the Share Exchange Agreement as of the date. Details thereof are as described in 2 “Details of the Share Exchange Agreement” above.

B. The Company

The Company will resolve at the Board of Directors meeting to be held by the preceding day of the effective date of the Share Exchange to cancel all of the treasury shares (including treasury shares to be acquired by the Company through purchase of shares related to the appraisal right to be exercised pursuant to the provisions of Article 785(1) of the Companies Act upon the Share Exchange) held as of the time immediately before the Reference Time.

Agenda No.2: Appointment of a Director of the Company

In order to execute the Management Integration smoothly through the attendance of meetings of the Company’s Board of Directors and coordination between the Company and CUMICA, and to further strengthen the management structure of the Company, it is proposed that the following one (1) Director with experience and knowledge in the Company’s management and business be elected on the condition that the Share Exchange Agreement proposed as Agenda No.1 is adopted by the resolution of this Extraordinary General Meeting of Shareholders. The term of office of the Director is the same as the remaining terms of the other present Directors pursuant to the Articles of Incorporation of the Company. The candidate for the Director is as follows:

Name	Date of birth	Resume, position, responsibilities, and significant concurrent position		Number of the Company’s shares owned
Takahide Watanabe	December 27, 1981	January 2008	S-Grant Corporation	40 shares
		February 2009	NEC Soft, Ltd.
		December 2011	Nikkiso Co.
		March 2017	Director of the Company
		April 2024	Director (administration and supervisory) of CUMICA
		June 2024	Managing Director (administration and supervisory) of CUMICA
		July 2024	Senior Managing Director (administration and supervisory) of CUMICA
		August 2024	Representative Director and Vice President of CUMICA (to present)

1.	There is no special interest between the candidate and the Company.

2.	The candidate will continue to work as the Representative Director and Vice President of CUMICA and he is not intended to control any business division of the Company as an officer, general manager, or any other title at this point.

3.	The candidate will not participate in deliberation or exercise his voting rights on any agenda that results in a conflict of interests between the Company and CUMICA among the agenda of the Company’s Board of Directors.

4.	The Company has entered into a directors’ and officers’ liability insurance policy with insurance companies in Japan and the U.S., as stipulated in Article 430-3, Paragraph 1 of the Companies Act, which provide that the insured shall be covered for damages arising from business conduct as a corporate officer of the Company up to a maximum of 1 billion yen for the Japanese insurance company and 2.5 million USD for the U.S. insurance company. If the candidate is elected and assumes office as a director, he will be included as an insured under the policy. The policy will be renewed with the same coverage at the next renewal.

Attachment 1

Articles of Incorporation of CUMICA

Chapter 1. General Provisions

Article 1 (Trade Name)

The Company shall be referred to as Kabushiki Kaisha CUMICA and in English it shall be referred to as CUMICA CORPORATION.

Article 2 (Purpose)

The purpose of the Company shall be to engage in the following businesses:

(1)	Contracting, planning, investigation, designing, and management of construction works;

(2)	Import, processing, sale, and constructing of construction materials, apparatus, furniture, and interior products;

(3)	Manufacturing, sale, rent, and transporting equipment for construction works;

(4)	Real estate brokerage business;

(5)	Trading securities;

(6)	Non-life insurance agency;

(7)	Finance services, and brokerage and insurance services related to renting;

(8)	Life insurance agency;

(9)	Services related to lease and renting of real estates;

(10)	Condominiums administration services;

(11)	Financing and sale of equity interests of Tokutei Mokuteki Kaisha, special purpose companies (referred to such companies prescribed in Regulation on Terminology, Forms, and Preparation Methods of Financial Statements), and real estate trusts;

(12)	Type II financial instruments business and investment advisory and agency business as prescribed in Financial Instruments and Exchange Act;

(13)	Services related to supply and sale of hot springs;

(14)	Spas and bath houses business;

(15)	Amusement parks business;

(16)	Warehouse business;

(17)	Sale of daily necessities, toys, home appliances, communication devices, groceries, and clothing;

(18)	Secondary goods dealer as prescribed in Secondhand Goods Business Act;

(19)	Hotel business; and

(20)	Any other business incidental or relating to the businesses referred to in any of the foregoing items.

Article 3 (Location of Head Office)

The head office of the Company shall be located in Soka-shi, Saitama.

Article 4 (Organizational Structure)

The Company shall establish the Board of Directors, Audit and Supervisory Committee, and Accounting Auditors.

Article 5 (Method of Public Notice)

1.	The Company shall issue its public notices electronically.

2.	Notwithstanding the provisions of the preceding paragraph, the Company shall issue the public notice in the Nihon Keizai Shimbun, in the case of unavoidable grounds to prevent the Company from issuing public notices electronically.

Article 6 (Electronic Provision of Information etc.)

1.	The Company shall, at the time of convening a General Meeting of Shareholders, take measures to provide the information contained in the Reference Documents for the General Meeting of Shareholders, etc. electronically.

2.	The Company may exclude all or part of the matters, to be provided electronically pursuant to forgoing provisions and prescribed as such in ordinances of the Ministry of Justice, from the documents to be delivered to shareholders who have made a request by a record date for voting rights for delivery of such documents.

Chapter 2. Shares

Article 7 (Total Number of Authorized Shares)

The total number of shares authorized to be issued by the Company shall be 16,000,000 shares.

Article 7-2 (Number of Shares Constituting One Unit)

The number of shares constituting one unit of shares of the Company shall be one hundred (100).

Article 7-3 (Rights Pertaining to Shares Constituting Less Than One Unit)

A shareholder of the Company may not exercise any rights, except for the rights set forth below, with respect to shares constituting less than one unit held by such shareholder.

(1)	The rights provided for in each item of Article 189, Paragraph 2 of Companies Act;

(2)	The right to make a demand pursuant to the provisions of Article 166, Paragraph 1 of the Companies Act; and

(3)	The right to receive an allotment of shares or stock acquisition rights for subscription.

Article 8 (Acquisition of Treasury Shares)

The Company may acquire treasury shares pursuant to Article 165, Paragraph 2 of the Companies Act and by resolution of the Board of Directors.

Article 9 (Share Handling Regulations)

The handling and fees pertaining to shares of the Company shall be governed by, in addition to applicable laws and regulations or these Articles of Incorporation, the Share Handling Regulations established by a resolution of the Board of Directors.

Article 10 (Shareholder Register Administrator)

1.	The Company shall appoint a shareholder register administrator.

2.	The shareholder register administrator and its handling office shall be determined by a resolution of the Board of Directors.

3.	The Operations relating to the shareholders register and the stock acquisition right register of the Company shall be entrusted to the shareholder register administrator and shall not be handled by the Company.

Chapter 3. General Meetings of Shareholders

Article 11 (Convocation)

An Annual General Meeting of Shareholders of the Company shall be convened in August of each year, and an Extraordinary General Meeting of Shareholders shall be convened whenever necessary.

Article 12 (Record Date for Annual General Meetings of Shareholders)

The record date for voting rights for the Annual General Meetings of Shareholders of the Company shall be May 31 of each year.

Article 13 (Convenor and Chairperson)

The President shall convene the General Meetings of Shareholders and act as chairperson thereof. If the President is unable to act, another Director appointed in accordance with an order of priority determined in advance by the Board of Directors shall replace the President.

Article 14 (Method of Resolutions)

1.	Unless otherwise provided for in laws and regulations or these Articles of Incorporation, resolutions of the General Meeting of Shareholders shall be adopted by a majority of the voting rights of the shareholders who are present and entitled to exercise their voting rights.

2.	Resolutions of the General Meeting of Shareholders set forth in Article 309, Paragraph 2 of the Companies Act shall be adopted by no less than two-thirds of the voting rights of attending shareholders who hold not less than one-third of the voting rights of shareholders entitled to exercise their voting rights.

Article 15 (Exercise of Voting Rights through Proxy)

A shareholder may exercise his/her voting rights through one proxy who shall be another shareholder of the Company entitled to vote. In such case, the shareholder or proxy thereof shall submit a written document evidencing an authority of the representation to the Company.

Chapter 4. Directors and Board of Directors

Article 16 (Number of Directors)

1.	The Company shall have no more than seven (7) Directors other than Directors who shall be members of Audit and Supervisory Committee.

2.	The Company shall have no more than five (5) Directors who shall be members of the Audit and Supervisory Committee (the “Audit and Supervisory Committee Member(s)”).

Article 17 (Method of Election)

1.	Director(s) and Audit and Supervisory Committee Member(s) shall be elected respectively at General Meetings of Shareholders.

2.	Each resolution for the election of Director(s) and Audit and Supervisory Committee Member(s) shall be adopted by a majority of the voting rights of the attending shareholders who hold not less than one-third of the voting rights of shareholders entitled to exercise their voting rights.

3.	Resolutions for the election of Director(s) and Audit and Supervisory Committee Member(s) shall not be made by cumulative voting.

Article 18 (Term of Office)

1.	The term of office of a Director shall be until the conclusion of the Annual General Meeting of Shareholders pertaining to the final business year ending no more than one (1) year after his/her election.

2.	Notwithstanding the provision of the preceding paragraph, the term of office of an Audit and Supervisory Committee Member shall be until the conclusion of the Annual General Meeting of Shareholders pertaining to the final business year ending no more than two (2) years after his/her election.

3.	The term of office of an Audit and Supervisory Committee Member elected as substitute for a retired Audit and Supervisory Committee Member shall be until the expiration of the term of office of the retired Audit and Supervisory Committee Member.

4.	Notwithstanding the provision of the preceding paragraph, the effective period of resolution to elect a substitute Audit and Supervisory Committee Member elected pursuant to Article 329, Paragraph 3 of the Companies Act shall be until the conclusion of the Annual General Meeting of Shareholders pertaining to the final business year ending no more than two (2) years after his/her election.

Article 19 (Meetings of Board of Directors)

1.	The President shall convene meetings of the Board of Directors and act as chairperson thereof. If the President is unable to act, another Director appointed in accordance with an order of priority determined in advance by the Board of Directors shall replace the President.

2.	Notice to convene a meeting of the Board of Directors shall be dispatched to each Director at least three (3) days prior to the date of the meeting; provided, however, that such period may be shortened in the case of an emergency.

3.	Administration of and other matters regarding the Board of Directors shall be governed by the Rules of the Board of Directors established by the Board of Directors.

Article 20 (Representative Director(s) and Directors with Special Titles)

1.	The Board of Directors shall appoint Representative Director(s) by its resolution.

2.	The Board of Directors may appoint one (1) President, and one or more Vice President, Senior Managing Director and Managing Director by its resolution.

Article 21 (Compensation, etc. of Directors)

The compensations for Director(s) and Audit and Supervisory Committee Member(s) shall be determined respectively by resolutions at General Meetings of Shareholders.

Article 22 (Exemption from Liability for Directors)

1.	Pursuant to the provisions of Article 426, Paragraph 1 of the Companies Act, the Company may exempt Directors (including former Directors) from their liability under Article 423, Paragraph 1 thereof to the extent permitted by applicable laws and regulations.

2.	Pursuant to the provisions of Article 427, Paragraph 1 of the Companies Act, the Company may enter into an agreement with Directors (excluding those who served as the Executive Directors etc.) that limits the liability under Article 423, Paragraph 1 thereof; provided, however, that the maximum amount of liability shall be the amount provided for by applicable laws and regulations.

Article 23 (Delegation of Decision on Execution to Directors)

Pursuant to Article 399-13, Paragraph 6 of the Companies Act, the Company may delegate the decision on the execution of important operations (excluding decision set forth in each item of Article 399-13, Paragraph 5 thereof) to a Director.

Article 24 (Minutes of Board of Directors)

A summary of the proceedings at the Board of Directors meeting, results thereof, and other matters prescribed by applicable laws and regulations shall be recorded in the minutes, and the Directors present at the meeting shall affix their names and seals or electronic signatures thereto.

Chapter 5. Audit and Supervisory Committee

Article 25 (Audit and Supervisory Committee)

1.	The Audit and Supervisory Committee shall constitute of Directors who shall be Audit and Supervisory Committee Members.

2.	The Audit and Supervisory Committee may elect full-time Audit and Supervisory Committee Members by its resolution.

Article 26 (Convocation)

1.	Notice to convene a meeting of the Audit and Supervisory Committee shall be dispatched to each Audit and Supervisory Committee Member at least three (3) days prior to the date of the meeting.

2.	A meeting of the Audit and Supervisory Committee may be held without taking the procedures of convocation with unanimous consent of all Audit and Supervisory Committee Members, and the period of the convocation may be shortened in case of an emergency.

Article 27 (Rules of Audit and Supervisory Committee)

Matters regarding the Audit and Supervisory Committee shall be governed by, in addition to applicable laws and regulations or these Articles of Incorporation, the Rules of the Audit and Supervisory Committee established by the Audit and Supervisory Committee.

Chapter 6. Accounting

Article 28 (Business Year)

The business year of the Company shall be the one-year period from June 1 of each year to May 31 of the following year.

Article 29 (Distribution of Surplus)

1.	The Company may decide matters prescribed in each item of Article 459, Paragraph 1 of the Companies Act by resolutions of the Board of Directors.

2.	The Company may pay dividends of surplus in cash (the “Dividends”) to shareholders and registered pledgees of shares recorded in shareholder registers as of May 31 or November 30 of each year.

Article 30 (Period of Exclusion Concerning Dividends)

If the Dividend remains unreceived upon expiration of three full years from the date of commencement of the payment thereof, the Company shall be exempted from its obligation to make such payment.